UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 4a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §.240.14a-12

FUSHI COPPERWELD, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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254 Cotton Mill Road	TYG Center Tower B, Suite 2601
Fayetteville, Tennessee 37334 USA	Dongsanhuan Bei Lu, Bing 2
Beijing, PRC 100027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2010

TO THE STOCKHOLDERS OF FUSHI COPPERWELD, INC.:

You are cordially invited to attend the Annual Meeting of Stockholders of Fushi Copperweld, Inc., a Nevada corporation, to be held at the Yixing International Conference Center, ZhuHai Village, Yixing City, Jiangsu, China on the 16th day of June, 2010, at 9:30 a.m. Beijing Standard Time (local time) (the “Annual Meeting”), for the following purposes:

1.	To elect seven (7) directors to the Board of Director of the Company to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Frazer Frost, LLP, as the Company’s independent public accountants for the fiscal year ending December 31, 2010;

3.
To approve an amendment to Fushi Copperweld’s 2007 Stock Incentive Plan (the “Plan”) to (i) increase and fix the number of shares reserved for issuance under the Plan, and (ii) eliminate a provision in the Plan that provides for an automatic increase in the number of shares reserved for issuance at the end of each fiscal year in the same proportion as the issued and outstanding Common Stock increased during such fiscal year, subject to a 10% maximum of the issued and outstanding stock of the Company; and

4.	To transact such other matters as may properly be presented at the Annual Meeting or any adjournment thereof.

Your vote is important.  You are requested to carefully read the Proxy Statement.  Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.
By Order of the Board of Directors

/s/ Li Fu
Dalian, PRC April 30, 2010	Li Fu, Chairman

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet or by telephone.  If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or, vote in person at the Annual Meeting.  If you received this Proxy Statement in the mail, a return envelope is enclosed for your convenience.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee  holder cannot vote your shares in the election of directors and the amendment to the Plan unless you direct the nominee holder how to vote, by marking your proxy card or by following the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet or by telephone.

254 Cotton Mill Road	TYG Center Tower B, Suite 2601
Fayetteville, Tennessee 37334 USA	Dongsanhuan Bei Lu, Bing 2
Beijing, PRC 100027

 PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
June 16, 2010

PROXY SOLICITATION

Fushi Copperweld, Inc., a Nevada corporation (the “Company”) is soliciting proxies on behalf of the  Board of Directors in connection with the annual meeting of stockholders Beijing Standard Time (local time),  (the “Annual Meeting”), or any adjournment thereof, for the following purposes:

1.	To elect seven (7) directors to the Board of Director of the Company to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Frazer Frost, LLP, as the Company’s independent public accountants for the fiscal year ending December 31, 2010;

3.
To approve an amendment to Fushi Copperweld’s 2007 Stock Incentive Plan (the “Plan”) to (i) increase and fix the number of shares reserved for issuance under the Plan, and (ii) eliminate a provision in the Plan that provides for an automatic increase in the number of shares reserved for issuance at the end of each fiscal year in the same proportion as the issued and outstanding Common Stock increased during such fiscal year, subject to a 10% maximum of the issued and outstanding stock of the Company; and

4.	To transact such other matters as may properly be presented at the Annual Meeting or any adjournment thereof.

The Board of Directors set April 26, 2010, as the record date (the "Record Date") to determine those holders of common stock, par value $0.006 per shares, of the Company (the “Common Stock”), who are entitled to notice of, and to vote at, the Annual Meeting.

On or about May 5, 2010, the Company shall mail to all stockholders of record, as of the Record Date, a Notice of Availability of Proxy Materials (the “Notice”).  Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents.  There is no charge to you for requesting a paper copy of these documents.

GENERAL INFORMATION ABOUT VOTING

Record Date; Outstanding Shares, and Voting Rights

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and vote at our Annual Meeting.  As of the Record Date, the Company had outstanding 37,254,877 shares of Common Stock, being the only class of stock entitled to vote at the Annual Meeting. Each share of our Common Stock is entitled to one vote on all matters. We do not have any other voting securities.

Voting and Votes Required for Approval

Every stockholder of record is entitled to one vote, for each share held, on each proposal or item that comes before the Annual Meeting. There are no cumulative voting rights. By submitting your proxy, you authorize Mr. Li Fu, or any person designated as his substitute, to represent you and vote your shares at the Annual Meeting in accordance with your instructions. If the Annual Meeting is adjourned, Mr. Li Fu or his substitute, will be authorized to vote your shares at any adjournment or postponement of the Annual Meeting.

If you have received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card in the enclosed return envelope that is provided.

In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet.  If you received a Notice by mail, you will not receive a printed copy of the proxy materials.  Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials.  The Notice also instructs you as to how you may submit your proxy on the Internet.  If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Proposal 1: Election of Directors. Directors are elected by a plurality vote and the seven nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of all nominees, to withhold voting with respect to all nominees, or withheld with respect to specific nominees.

Proposal 2: Ratification of Appointment of Auditors The affirmative vote of a majority of the shares of Common Stock that are voted either in person or represented by proxy is necessary for ratification of the appointment of our auditors.  An abstention or a broker non-vote will not affect the outcome of a such vote with respect to Proposal 2.

Proposal 3: Amendment to 2007 Stock Incentive Plan. The affirmative vote of a majority of our shares of Common Stock  that are voted either in person or represented by proxy is necessary for ratification of the appointment of our auditors.  An abstention or a broker non-vote will not affect the outcome of a such vote with respect to the approval of the amendment to our Plan.

Revocability of Proxies

If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy. Any person giving a proxy in the form accompanying this proxy statement may revoke it at any time before it is voted. A proxy may be revoked by:

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•	submitting written notice revoking your proxy card to the Corporate Secretary, c/o Fushi Copperweld, Inc. at 254 Cotton Mill Road, Fayetteville, Tennessee 37334, U.S.A. or
•	submitting a new proxy via the Internet or by mail to the Corporate Secretary, that is later dated and, if by mail, that is properly signed; or
•	attending the Annual Meeting and voting in person.

Tabulation of Votes

The votes received by proxy will be tabulated and certified by our transfer agent Continental Stock Transfer. All other votes will be tabulated by an inspector of election at the meeting.

Voting by Street Name Holders

If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "routine” matters but will not be permitted to vote the shares with respect to "non-routine” matters (in which case, the shares will be treated as "broker non-votes").  Only Proposal No. 2 “Ratification of the Appointment of Auditors” is a routine item.  If you fail to direct your broker how to vote on Proposal No. 1 “Election of Directors” and Proposal No. 3 “Amendment to 2007 Stock Incentive Plan,” your broker is not permitted to vote on your behalf.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy.  If you sign and return your proxy card, or submit your proxy on the Internet, your shares will be counted to determine whether the Company has a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

 Under current Nevada law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) and abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, neither broker non-votes nor abstentions are required  to be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. We intend to treat broker non-votes and abstentions in this manner. Thus, a broker non-vote and abstention will make a quorum more readily obtainable, but the broker non-vote and abstention will not otherwise affect the outcome of the vote on a proposal.

Expenses of Soliciting Proxies

In addition to solicitations by mail, we may solicit proxies in person, by telephone, facsimile or e-mail. In the event that additional solicitation material is used, it will be filed with the SEC prior to its use.  We will pay any expenses of soliciting proxies to be voted at the Annual Meeting.

Delivery of Documents to Stockholder Sharing an Address

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.  Upon written or oral request the Company will deliver a separate copy of the annual report and this Proxy Statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered.  If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling of sending a letter to the Secretary of the Company, c/o Fushi Copperweld, Inc., at the Company’s Tennessee office located at 254 Cotton Mill Road, Fayetteville, Tennessee 37334, U.S.A.  The Company’s telephone number at the Tennessee location is 1-931-433-0460.  Also, stockholders who share an address and receive multiple copies of the annual report and this proxy statement can notify the Company in writing or orally at the above provided address and telephone number and request that the Company delivers a single copy of these materials.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 26, 2010 with respect to the beneficial ownership of each class of our voting securities by (i) any person or group owning more than 5% of each class of our voting securities, (ii) each director, (iii) each executive officer, and (iv)all executive officers and directors as a group.

In determining beneficial ownership of the common stock, the number of shares shown includes shares which the beneficial owner may acquire upon exercise of  derivative securities, such as warrants or options within 60 days. In determining the percentage of common stock beneficially owned by a person on April 26, 2010, (a) the numerator is the number of shares of the common stock beneficially owned by such person, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on April 26, 2010 which is 37,254,877, and (ii) the total number of shares that the beneficial owner may acquire upon exercise of the derivative securities. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares.

	Beneficial Ownership
	of Common Stock
Name of Beneficial Owner	Shares		Percent

Owners of More than 5%

FRM LLC	3,996,900	(1)	10.6%

Pope Asset Management LLC (2)	3,579,979	(2)	9.5%

Directors and Executive Officers (3)

Li Fu	11,132,322	(4)	29.4%
Chairman of Board, Director and Co-CEO

Joseph Longever Co-CEO and Director Nominee	0	(5)	0%

Wenbing Christopher Wang	425,834	(6)	1.1%
Director, President and Interim CFO

J. Dwight Berry	15,500	(7)	*
Chief Operating Officer

Feng Bai	62,000	(8)	*
Director

Jiping Hua	62000	(9)	*
Director

Barry Raeburn	62,000	(10)	*
Director

John Perkowski	62,000	(11)	*
Director

All Directors and Executive Officers as a group (8 persons)	11,821,656		31.2%

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* Less than one percent

1)
These shares of Fushi Copperweld are owned by FRM LLC. Of shares listed, FRM LLC has sole power to vote 3,996,900 shares of Fushi Copperweld common stock and sole dispositive power over 3,996,900 shares of Fushi Copperweld common stock.

2)
These shares of Fushi Copperweld are owned by Pope Asset Management LLC (“Pope”). Of shares listed, Pope as the sole power to vote 3,579,979 of Fushi Copperweld common stock and sole dispositive power over 3,579,979 of Fushi Copperweld common stock.

3)	The address for each director and officer is c/o Fushi Copperweld, Inc., TYG Center Tower B, Suite 2601, Dongsanhuan Bei Lu, Bing 2, Beijing, PRC 10002.
4)	Includes vested options to purchase 127,666 common shares. 7,880,090 shares that are beneficially owned by Mr. Fu are currently pledged as security in a loan agreement.
5)	Includes vested options to purchase 0 common shares.
6)	Includes vested options to purchase 215,834 shares and 10,000 shares of vested restricted stock.
7)	Includes vested options to purchase 15,500 shares.
8)	Includes vested options to purchase 60,000 shares and 2,000 shares of vested restricted stock.
9)	Includes vested options to purchase 60,000 shares and 2,000 shares of vested restricted stock.
10)	Includes vested options to purchase 60,000 shares and 2,000 shares of vested restricted stock.
11)	Includes vested options to purchase 60,000 shares and 2,000 shares of vested restricted stock.

 Changes in Control

We are not aware of any arrangements, including any pledge by a person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board of Directors presently consists of six members. All of our current members of the Board of Directors are standing for re-election.  Our Board of Directors has determined to nominate  our Co-Chief Executive Officer, Joseph Longever, to serve as a member of the Board of Directors.  The Board of Directors has nominated the persons identified below for election as directors, to serve until the next annual meeting of stockholders or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.  In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors.

Section 4.03(a) of our By-laws gives power to our Board of Directors to change the number of directors of the Company by resolution and Section 4.04 of our By-laws allows any vacancies, including those created by an increase in the number of directors to be filled by a vote of the majority of remaining directors.  Accordingly, the Board of Directors may do so from time to time between annual meetings of stockholders.

The following table sets forth the names and ages of all current directors and all persons nominated or chosen to become directors along with their current positions, offices and term:

Name of Nominee	Age	Position	Director Since
Li Fu	44	Co-CEO, Chairman, Director	December 13, 2005
Joseph Longever	57	Co-CEO
Wenbing Christopher Wang	39	President, Interim CFO, Director	January 21, 2008
Barry Raeburn	37	Director	June 15, 2007
Feng Bai	39	Director	June 15, 2007
Jiping Hua	71	Director	June 15, 2007
John Francis Perkowski	61	Director	May 21, 2008

Nominees

The following provides information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to us by the respective nominees:

Mr. Li Fu was appointed our Chairman and CEO on December 13, 2005.  Since November 2009, Mr. Fu has served as our Co-Chief Executive Officer.  Mr. Fu is a founder of Dalian Fushi and has been the Chief Executive Officer since the Company commenced operations in 2001. Mr. Fu graduated from the PLA University of Science and Technology with a degree in Engineering.

Mr. Joseph J. Longever was appointed as our Co-Chief Executive Officer on November 23, 2009. He served as Chief Commercial Officer of Fushi Copperweld from July 2009 to November 2009. Prior to Fushi Copperweld, he ran an independent consulting service which he founded in 2007. From 1999 to 2007 he held various Senior Management, Sales, Marketing and operations within Copperweld Bimetallics, including Vice President and Chief Operations Officer. Mr. Longever has also served as Executive Vice President and General Manager at Crest Manufacturing Company; and held sales roles at Texas Instruments.

Mr. Wenbing Christopher Wang has served as our President since January 21, 2008. He also served as our Chief Financial Officer from December 2005 to August 2009 and has served as our interim Chief Financial Officer since February 28, 2010. Prior to Fushi, Mr. Wang worked for Redwood Capital, Inc., China Century Investment Corporation, Credit Suisse First Boston and VCChina in various capacities. Fluent in both English and Chinese, Mr. Wang holds an MBA in Finance and Corporate Accounting from Simon Business School of University of Rochester. Mr. Wang also currently serves as a director of General Steel Holdings (NYSE: GSI), China Integrated Energy, Inc. (Nasdaq: CBEH), Orient Paper, Inc. (NYSE Amex: ONP) and Energroup Holdings Corporation (OTCBB: ENHD). Mr. Wang also previously served as a director of Shengtai Pharmaceutical, Inc. (OTCBB: SGTI).

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Mr. Barry L. Raeburn has served as our director since June 15, 2007.  Mr. Raeburn’s expertise is in international business operations with a specific focus on equity finance, corporate finance, mergers and acquisitions, and corporate risk management. Since February 2009, Mr. Raeburn has been Partner, Senior Vice President at Sandpiper Capital Management and is responsible for identifying potential investments, deal structuring, due diligence, monitoring portfolio companies, and analyzing public market investment opportunities.   Prior to that, Mr. Raeburn was Chief Financial Officer and Board Member of LS2, Inc., an international government services contractor based in Reston, VA. Prior to that, Mr. Raeburn was Executive Vice President of Finance and Corporate Development for Harbin Electric, a China based developer and manufacturer of customized electric motors. During Mr. Raeburn’s tenure at Harbin Electric, he led the company in their successful listing on the NASDAQ Global Market, assisted in various M&A evaluations, and provided key leadership in the financial areas of the company. Mr. Raeburn also spent 6 years at a multi-billion dollar investment advisory firm as a financial analyst responsible for developing various quantitative ranking models and analyzing equity investments and holds a B.B.A. in Finance and Risk Management from Temple University. Mr Raeburn also previously served as a director of China Green Agriculture, Inc. (Nasdaq: CGA).

Mr. Feng Bai was appointed director of our Company on June 15, 2007.  Mr. Bai founded Lighthouse Consulting Ltd. in Hong Kong in February 2003 and has been its Managing Director since then. Mr. Bai has been active in advising foreign corporations to invest and setup joint ventures in the PRC.  Since 1999, Mr. Bai has been doing business in China mainly in consulting, investment and distribution. From 1997 to 1999, Mr. Bai was employed by the investment banking division of Banco Santander, focusing on clients and transactions in Asia. Mr. Bai received his M.B.A. degree from Harvard Business School in 1997 and graduated from Babson College in 1993 with a B.S. in Finance/Investment and International Business Administration. Mr. Bai also previously served as a director of Harbin Electric, Inc. from (Nasdaq: HRBN).

Mr. Jiping Hua was appointed director of our Company on June 15, 2007.   Most recently, Mr. Hua served as Chairman of China Optical & Electrical Cable Association, where he served since 1998 until his retirement in 2008, and is a preeminent expert in the wire and cable industry of the People’s Republic of China. Mr. Hua brings to Fushi Copperweld over 40 years of experience focused on the research and development of special cable and new materials applications. Mr. Hua was one of the major authors of the widely used textbook, “Information Transmission Line and Applications”. Over the years, Mr. Hua has been awarded the prestigious title of “Expert with Outstanding Contributions” by the Ministry of Electrical Industry of China and has been the recipient of National Special Allowance to Outstanding Scientists from the Chinese government. Mr. Hua was also a member of the 10th Shanghai People’s Congress, former President of the 23rd Research Institute of Electronics Industry, Fellow of the China Institute of Electronics (CIE), Senior Member of the Institute of Electrical and Electronics Engineers (IEEE) and Director of the Shanghai Science & Technology Veterans Association. Mr. Hua graduated from the Shanghai Jiao Tong University in 1962 with a BS in Electrical Engineering.

Mr. John Francis “Jack” Perkowski was appointed director of our Company on May 21, 2008.  Mr. Perkowski currently Managing Partner at JFP Holdings, a merchant banking firm he founded in January 2009 that is focused on China.  Prior to JFP Holdings, Mr. Perkowski served as Chairman and Chief Executive Officer of ASIMCO Technologies Limited for 15 years, one of the premier automotive component companies in the PRC which he founded in February 1994. ASIMCO operates 17 manufacturing facilities in the PRC and has 52 sales offices throughout the country as well as regional offices in Detroit, Michigan, Tokyo, Japan and the United Kingdom. Mr. Perkowski  brings to Fushi Copperweld over 30 years of investment banking experience having held the positions of Managing Director at Paine Webber Inc., Partner of Kluge, Subotnick and Perkowski, Inc., an investment partnership in the United States and Principal of Pacific Alliance Group, a hedge fund investing in Asia. Mr. Perkowski is the author of “Managing the Dragon: How I’m Building a Billion Dollar Business in China,” a sought after speaker on business in the PRC and author of numerous articles on the subject of the PRC and doing business in the PRC. Mr. Perkowski received an MBA from Harvard University’s Graduate School of Business Administration, graduating with highest distinction and named a Baker Scholar, and also graduated from Yale University, cum laude, where he was the recipient of the Gordon Brown Memorial Prize.

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Family Relationships

There are no family relationships among our directors, nominees or executive officers.

THE BOARD OF DIRECTORS

Our Board of Directors held a total of eight meetings during the fiscal year ended December 31, 2009. In addition, the Board of Directors acted six times by unanimous written consent during the same period.  During the fiscal year ended December 31, 2009, none of our directors attended fewer than 75% of the meetings of the Board of Directors and Board Committees of which the director is a member.  It is the policy of the Board of Directors that all directors attend our annual meetings of stockholders, in person, except for causes beyond the reasonable control of the director.  Last year five directors attended.

The Company has adopted a Code of Business Conduct and Ethics (“Code”) and a Code of Ethics for the Principal Executive Officer and Senior Financial Officers. As described in the Code, the Company does not permit activities that give rise to conflicts of interest by directors, executive officers or employees. With regard to directors, our corporate governance guidelines establish directors’ duties to adhere to the Code, specifically including the policies on conflicts of interest expressed therein, and to avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of a conflict.

Our Code is available on our website at www.fushicopperweld.com. Any amendment to, or waiver from, a provision of the Code of ethics will be posted on our website or in a report on Form 8-K.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Currently, Mr. Li Fu holds the position as Co-CEO and chairman of the Board of Directors of the Company.  The Board of Directors believes that the Company and its stockholders have been well served in the past and continue to be well served in the current business environment by this leadership structure.  We believe that having the same person serve as both Chairman and Chief Executive Officer helps provide strong, unified leadership for our management team and Board of Directors  As such, the board has not designated a lead director.  Given the limited number of directors comprising the board, the directors call and plan their executive sessions collaboratively and, between board meetings, communicate with management and one another directly.  The directors believe that they are equally capable of monitoring Company’s operations and that delegating to a lead director functions in which they all participate might detract from rather than enhance performance of their responsibilities as directors.

The Board plays an active role, as a whole and also at the committee level, in overseeing the management of the Company’s risks.  To date, the Board has not regularly reviewed reports from members of senior management and committees on areas of material risk to the Company, including operational, financial, legal, strategic and regulatory risks.   However, the Board intends to implement such a policy during 2010.

BOARD COMMITTEES

Committees of the Board o f Directors

We currently have a standing Audit Committee, Compensation Committee and Nominating Committee. Each committee has a written charter approved by the Board of Directors.  The following table shows the current membership of each committee.

Name	Audit	Compensation	Nominating
Jack Perkowski	Chair	Member	Chair
Feng Bai	Member	Chair	Member
Jiping Hua	Member	Member	Member

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Director Independence

The Board of Directors has determined that Messrs. Barry L. Raeburn, Feng Bai, John F. Perkowski and Jiping Hua, are independent under Rule 5605(a)(2) of the NASDAQ Listing Rules.

Audit Committee

The Board of Directors has an Audit Committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (the “Exchange Act”).  Messrs. Perkowski, Bai and Hua serve on the Audit Committee.  The Board of Directors has determined that each of the members of the Audit Committee is “independent,” as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules and Rule 10A-3 under the Exchange Act relating to audit committees. In addition, the Board has determined that all members of the Audit Committee are financially literate and that Mr. J. Perkowski, who is an independent director, qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission.  Mr. Perkowski qualifies as an audit committee financial expert by means of having relevant experience for over 30 years in investment banking, as further described in his biographical information above.

The committee assists the Board of Directors in fulfilling its oversight responsibilities relating to:

•	our auditing, accounting and reporting practices;
•	the adequacy of our systems of internal controls;
•	and the quality and integrity of publicly reported financial disclosures.

In this role, the committee appoints the independent auditors and reviews and approves the scope of the audit, the financial statements and the independent auditors’ fees. The Audit Committee met eight times during the fiscal year ended December 31, 2009, and the Chairman met quarterly with management and the external auditors prior to the release of our financial results. During the course of fiscal year 2009, the Audit Committee created the position of Internal Auditor within the Company. The Internal Auditor reports directly to the Audit Committee and provides quarterly updates to the Audit Committee.

The Audit Committee exercises the powers of the Board of Directors in connection with our accounting and financial reporting practices, and provides a channel of communication between the Board of Directors and independent registered public accountants.

Our Board of Directors has adopted a written charter for the Audit Committee which is available on our company’s website: www.fushicopperweld.com.

 REPORT OF AUDIT COMMITTEE

The information in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Securities and Exchange Act of 1934.

The Audit Committee (the “Committee”) of the board of directors is comprised entirely of independent directors who meet the independence requirement of the Marketplace Rules of NASDAQ and the SEC.  The Committee operates pursuant to a charter that is available on the Investor Relations section of our website at www.fushicopperweld.com.

The Committee oversees the Company’s financial reporting on behalf of the board of directors.  Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal controls over financial reporting.  The Company’s independent auditors are responsible for expressing an opinion as to the conformity of the Company’s consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

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The Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management has represented to the Committee that the Company’s consolidated and combined financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated and combined financial statements with management and Frazer and Frost, LLP, the Company’s independent registered public accounting firm. The Committee has discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (Codification of Statements on Auditing Standard, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) IN Rule 3200T.

In addition, the Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board requirements for independent accountant communications with audit committees concerning auditor independence, and the Committee has discussed with the independent registered public accounting firm the independent accountant’s independence from the Company and its management. The Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the accountant’s independence. The Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

The Committee has discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Audit Committee
John Perkowski (Chair)
Feng Bai
Jiping Hua

Compensation Committee

The Compensation Committee is comprised of three directors who meet the independence requirements of Rule 5605(a)(2) of the Nasdaq Listing Rules. The purpose of our compensation committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers and oversee and administer our executive compensation programs. The Committee seeks to ensure that the total compensation paid to our named executive officers is fair, reasonable and competitive.  In addition, the Compensation Committee determines and approves the compensation of the Chief Executive Officer and reviews and has the authority to approve recommendations from the Chief Executive Officer for the compensation of other senior executives, reviews and discusses the Company’s Compensation Discussion and Analysis with management, and produces a report on executive compensation for inclusion in the Company’s Annual Proxy Statement in compliance with applicable federal securities laws. The Compensation Committee also establishes policies dealing with various compensation and employee benefit plans for the Company.Specific responsibilities of our compensation committee include:

•	reviewing and recommending approval to our Board of Directors of compensation of our executive officers;
•	administering our stock incentive plan;

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•	and reviewing and making recommendations to our Board with respect to incentive compensation and equity plans.

The members of the Compensation Committee currently are Messrs. Feng Bai, John Perkowski and Jiping Hua.  The Committee meets at regularly scheduled times during the year and on an ad hoc basis as business needs necessitate. As part of his duties as the Committee Chair, Mr. Bai reports on Committee actions and recommendations to the Board of Directors.  The Compensation Committee met three times during the 2009 fiscal year.  The Compensation Committee charter is currently available on the Company’s website at www.fushicopperweld.com.

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COMPENSATION COMMITTEE REPORT

The information in this Compensation Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Securities and Exchange Act of 1934.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth beginning on page 13 required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A.

Compensation Committee
Feng Bai (Chairman)
John Perkowski
JiPing Hua

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members is, or was ever, an officer or employee of the Company or any of its subsidiaries, nor did any of the Compensation Committee members have any relationship requiring disclosure by the Company under any subsection of Item 404 of Regulation S-K promulgated by the SEC. During the last fiscal year, none of the executive officers of the Company served on the board of directors or on the compensation committee of any other entity, any of whose executive officers serve on the Board.

 Nominating Committee

The purpose of the Nominating Committee of the Board of Directors is to assist the Board of Directors in identifying and recruiting qualified individuals to become Board of Directors members and select director nominees to be presented for Board of Directors and/or stockholder approval. The members of the Nominating Committee currently are Messrs. Jiping Hua, Feng Bai and John Perkowski. The directors who serve on the Nominating Committee are “independent” directors based on the definition of independence in Rule 4350 of the NASDAQ Listing Rules.  The Nominating Committee did not meet during the 2009 fiscal year.  The Nominating Committee charter is currently available on the Company’s website at www.fushicopperweld.com.

 The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to the Company’s Secretary to the Board at c/o Fushi Copperweld, Inc., 254 Mill Road, Fayetteville, Tennessee 37334, U.S.A.. Any stockholder wishing to nominate an individual for election to the Board must comply with the advance notice procedures described in the “Stockholders’ Proposals” section at the end of this proxy statement. The nomination must contain the following information about the nominee: name, age, business and residence addresses, principal occupation or employment, the number of shares of common stock held by the nominee, the information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee as a director, and a signed consent of the nominee to serve as a director of the Company, if elected. The Nominating Committee has not specified any minimum qualifications for serving on the Board. However, in its assessment of potential candidates, it will review the candidate’s character, business experience and understanding of our business environment, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of the Board at that time.  “Diversity,” as such, is not a criterion that the Committee considers. There is no difference in the evaluation process for nominees recommended by a security holder.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Philosophy and Objectives

Compensation programs for the Company’s executive officers are designed to attract, retain and motivate employees who contribute to the achievement of corporate goals and objectives. Elements of executive compensation presently consist of base salaries, an annual cash incentive plan and equity compensation, such as stock options, in order to achieve a balance between cash and other compensation. Our compensation program for the individuals named in the Summary Compensation Table (the “named executive officers”) is designed and implemented to maximize value for shareholders over the long term by aligning incentive criteria with that of the long-term goals of the Company.  Competing for talent in the rapidly changing and increasingly competitive.  We believe that the quality of the Company’s talent is a key driver of long-term stockholder value. Establishing and maintaining executives’ long-term commitment to us is critical to the development of our product pipeline, as development of new products often takes three years or more, and time to market is critical to our business success.

The primary actions by the Committee in fiscal year 2009 were to insure that senior executives, key employees and consultants were provided incentives to meet the Company’s goals, increase profitability, and maximize value for shareholders over the long term. Furthermore, beginning in fiscal year 2010, the Committee has implemented an annual cash incentive plan and amended the Executive Compensation Philosophy in order to accomplish its goals and to ensure that the executive compensation program is consistent with its direction, stated vision and culture. The Company commits to the following philosophy statements in 2010:

•
The Company will strive to provide competitive executive compensation programs that will help to attract highly qualified individuals necessary to continue to grow the Company.  Once on board, our desire is to retain and motivate employees to achieve higher levels of performance and be appropriately rewarded for that effort.

•
Compensation programs will emphasize a “pay-for-performance” concept, in which an individual’s future monetary growth and career advancement are dependent upon maintaining and exceeding the Company’s recognized levels of quality and performance, while supporting the Company’s recognized vision and goals.  Future monetary growth is dependent upon the Company’s performance as well as individual performance.

•
Compensation and benefits at the Company will be competitive with the local labor markets in which we compete.  Focus also will be given to companies that operate in the industrial electrical equipment, and telecommunication industries.  Peer companies will typically have annual revenues that are one-half to triple that of the Company, for the purposes of compensation benchmarking.

•
The Company will provide an executive compensation package consisting of base salary, incentives  (short term & long term) and benefits that are consistent with similar positions at our recognized competitors.  Each component addresses individual and Company performance, competitive conditions, and the Company’s overall financial performance.

•
Cash compensation will be targeted near the 50th percentile of the marketplace in which the Company competes.  Increases in compensation will be based on an individual’s evaluated performance against pre-established objectives and the achievement of goals, with the opportunity for above-market compensation based on superior performance.  We are a fiscally conservative company and our compensation programs will reflect this, as well.

•
Competitive incentive compensation will be based upon the achievement of expected performance targets, with substantial upside potential tied to exceptional contribution and goal attainment, resulting in above-market compensation.

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•
Measurable performance goals and objectives will be developed by senior management, consistent with the Company’s identified business strategies and financial objectives.  Performance metrics will include both quantitative and qualitative elements, which are established on an annual basis and consistent with the Company’s organizational objectives.

•
The Company will provide a quality and supportive work environment with development opportunities, and the necessary resources to enhance growth and provide reward opportunities in order to attract, retain, and motivate highly qualified and experienced staff.  Compensation programs will encourage executives to maximize their capabilities through personal growth and job development in order to provide a culture that is team focused and rewards both individual and organization success.

•	All compensation programs will be administered without regard to race, religion, national origin, color, sex, age, or disability, and will adhere to all local laws and regulations.

•	The Company will conduct all business in a moral and ethical fashion, and maintain the highest levels of personal conduct and professional standards.

What is our compensation program designed to reward?

The compensation program rewards superior financial, strategic and operational performance that is achieved in a manner consistent with the Company’s values. Results and how the results are attained are both critically important. Our executive officers are assessed on the basis of demonstrated results relative to their performance of pre-established goals, ability to assess and adapt to change in a timely and efficient manner, as well as demonstrated competencies and behavioral attributes.

Compensation Program Elements and Pay Level Determination

What factors are considered in determining the amounts of compensation?

The Compensation Committee believes that an effective executive compensation program should provide base annual compensation that is reasonable in relation to individual executive’s job responsibilities and reward the achievement of both annual and long-term strategic goals of our company.

In making its decisions or recommendations regarding the amount of compensation the Compensation Committee takes into account factors it deems relevant to the specific compensation component being considered, including: compensation paid by other business organizations of comparable size in the same industry and related industries; profitability; the attainment of annual individual and business objectives; an assessment of individual contributions and performance relative to others; and historic compensation awards. Any decision is made by members of the Compensation Committee jointly and such authority is not delegated to anyone.

The specific items of corporate performance can be grouped into the categories listed below.  The Company's performance levels for determining compensation differ by individual based on the individual’s roles, functions and responsibility within the Company.

o	Financial — we evaluate measures of Company financial performance, including revenue growth, gross margins, operating margins and other measures such as expense management.

o	Strategic — we monitor the success of our executive team in furthering the strategic success of the Company, including the development of the Company’s product pipeline.

o
Operational — we include operational measures in our determination of success, including our production capacity and capability, the timeliness and effectiveness of new product launches, the execution of important internal Company initiatives and customer growth and retention.

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The Committee considers the totality of the information presented (including external competitiveness, the performance review, Company performance, progress towards strategic objectives and internal equity) and applies its knowledge and discretion to determine the compensation for each executive officer. As a manufacturing company operating in three continents -- Dalian, Liaoning, China; Fayetteville, Tennessee; Telford, UK, the Committee also takes the local average of executives’ salary level into account in its compensation decisions. The Committee may reassess the proper level of equity and cash compensation in light of the company’s improved profitability and shareholder value creation. Based on the foregoing objectives, the Committee has structured the Company’s annual cash and incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company, to reward the executives for achieving such goals, and to retain the executives.

What is each element of compensation and why is it paid?

Each of the elements serve an important role in supporting the Company’s  pay-for-performance philosophy and in realizing our compensation program objectives:

Base Compensation

The Company provides named executive officers and other employees with a base salary to compensate them for services rendered during the fiscal year. Base salary ranges for the named executive officers are determined for each executive based on his or her position and responsibility.

During its review of base salaries for executives, the Committee primarily considers:

•	the negotiated terms of each executive employment agreement;

•	internal review of the executive’s compensation, both individually and relative to other executive officers; and

•	individual performance of the executive.

Salary levels are typically considered annually as part of the company’s performance review process, as well as upon a change in job responsibility. The Committee considers the facts presented by each individual case including but not limited to the employee’s longevity with the Company, his or her educational background and experience, the particular responsibilities of his or her position, the compensation of others with similar background credentials and responsibilities, and his or her past level of performance, as well as prospective assumptions.  It is important for the Company to remain competitive with not only its domestic competition, but also its competitors participating in world markets.  Therefore, the Company attempts at all levels of management and operations to control costs such that the Company can strive for a relatively low-cost structure.  Merit-based increases to salaries are based on the Committee’s assessment of the individual’s performance. This element is important because, in our experience, prospective employees view salary levels as the most important determinant of where they choose to work.  In order to maintain an advantageous cost structure, it is necessary that the Company provide enhancement to base compensation when certain levels of profitability are achieved.

For 2009, the Committee did not adjust the base salary for Mr. Li Fu, our Co-Chief Executive Officer, Mr. Wenbing Christopher Wang, President and Interim Chief Financial Officer,  and Mr. J. Dwight Berry, our Chief Operating Officer, from the prior year, remaining at $240,000, $200,000, and $150,00, respectively.  Mr. Longever, our Co-Chief Executive Officer, had an annual salary of $150,000 per year beginning with his employment in July 2009, and was then increased to $225,000 per year effective as of his appointment as Co-Chief Executive Officer on November 23, 2009.

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Cash Bonus

Employment agreements entered into by the Company with Executives establish a discretionary annual cash bonus subject to overall performance and results on objectives as outlined by the Board. Such bonuses are reviewed and confirmed at the beginning of each year by the Compensation Committee. In 2009, our named executive officers received the following bonus amounts: Mr. Fu — $50,000; Mr. Longever — $29,995;   Mr. Wang — $64,000; and Mr. Berry — $30,000. These bonuses were granted on a discretionary basis by the Compensation Committee based on the achievement of certain qualitative individual leadership objectives. Mr. Longever’s bonus was prorated to reflect the timing of the commencement of his employment with the Company in July 2009.

Performance Based Cash Incentive Plan

Although no performance based cash incentive plan was in place for 2009, the Committee has set-up and implemented a performance based cash incentive plan for 2010.

Long-Term Equity Incentives

Long-term incentive awards are granted to the Company’s executives under the 2007 Stock Incentive Plan approved by stockholders in 2007 (“2007 Stock Incentive Plan”). Long-term incentive expected values for total incentive awards are based on a review of current market practices provided by the Company’s Human Resources Team. The actual grant for each executive is determined by the Compensation Committee taking into consideration individual performance, and to a lesser extent Company performance, within the context of market practices.

Beginning in 2010, the individual performance factors taken into account for purposes of making long-term equity incentive awards are generally the same as those outlined in the Cash Incentive Plan (“CIP”) Individual Performance Factors, which will become a standard part of the Executive CIP beginning in 2010. Company performance metrics such as earnings per share and return on employed capital are taken into account to a lesser extent as they are reflected in individual performance factors in considering long-term incentive awards.

Grants of stock options and restricted stock and other stock awards for executive officers have generally been made on an annual basis on the date of the first meeting of the Compensation Committee; this date is set in advance in the prior year. Awards also may be granted at the time of a special event, such as upon employment or a significant promotion. Option exercise prices and share awards of restricted stock are generally computed based on the fair market value of our common stock on the date of grant. Based on the timing of the previously scheduled Committee meeting and the Company’s earnings release, the Committee in its discretion may approve awards but delay the effectiveness of these awards until after the date of the earnings release to ensure that the award values reflect all material information about the Company.

The Company’s annual long-term incentive opportunity in 2009 was provided through both stock options and restricted stock awards. On January 26, 2010, Messrs. Wang and Berry received non-qualified stock option grants for 2009 performance. Mr. Wang also received restricted stock grants for 2009 performance. The stock option grants have the following characteristics:

•	An exercise price equal to the market value of Fushi Copperweld stock on the date of grant;
•	A two-year vesting period; and
•	A term of five years from the date of vesting.

The grants of restricted stock vest one-year from the date of grant. The grant date fair value of these stock option grants and restricted stock awards (under FASB ASC TOPIC 718) is shown in the ‘Summary Compensation Table and Grants of Plan-Based Awards during Fiscal 2009’ Table.

As discussed above, awards may be granted at the time of a special event, such as upon employment or a significant promotion. Mr. Longever received such award in November 2009 upon his promotion to the Co-Chief Executive Officer. Because of the timing of these awards, the Committee did not approve additional long-term incentive awards for these executives in January 2010 for 2009 performance. Furthermore, Mr. Fu voluntarily excluded himself from participation in 2009 long-term equity incentive opportunities.

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Tax-deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1 million the amount a company may deduct for compensation paid to its CEO or any of its four other named executive officers .This limitation does not, however, apply to compensation meeting the definition of “qualifying performance-based” compensation.

Management works with the Committee to assess alternatives to preserve the deductibility under Section 162(m) of compensation payments to the extent reasonably practicable, consistent with our compensation policies and as determined to be in the best interests of the Company and its stockholders. For the fiscal year ended December 31, 2009, the Company believes that the Compensation payments will meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Retirement Plans and Social Benefits

We maintain a pre-tax savings plan covering substantially all U.S. employees, which qualifies under Section 401(k) of the Internal Revenue Code. Under the plan, eligible employees, including executive management, may contribute a portion of their pre-tax salary, subject to certain limitations. Under the laws of the PRC, we provide social and retirements benefits to executives and employees at our Dalian facility.

SUMMARY COMPENSATION TABLES

The following table shows the compensation (in $’000) paid to or earned by the named executive officers during the Company’s last three completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($) (6)	Stock Awards ($)(7)	Option Awards ($)(8)	Non-Equity Incentive Plan Compensation($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(j)
Li Fu(1)	2009	$240	$50	$-	$113	$-	$-	$403
Co-Chief Executive Officer, Chairman	2008	$240	$48	$-	$318	$-	$-	$606
	2007	$240	$-	$-	$318	$-	$-	$558
Joseph J. Longever (2)	2009	$79	$30	$404	$856	$-	$-	$1,369
Co-Chief Executive Officer	2008	$-	$-	$-	$-	$-	$-	$-
	2007	$-	$-	$-	$-	$-	$-	$-
Wenbing Christopher Wang (3)	2009	$200	$64	$-	$93	$-	$-	$357
President, Interim Chief Financial Officer	2008	$188	$40	$-	$127	$-	$-	$355
	2007	$130	$-	$-	$922	$-	$-	$1,052
J. Dwight Berry(4)	2009	$150	$30	$-	$15	$-	$-	$195
Chief Operating Officer, EVP	2008	$90	$10	$-	$-	$-	$-	$100
	2007	$-	$-	$-	$-	$-	$-	$-
Beihong Linda Zhang (5)	2009	$50	$10	$-	$308	$-	$-	$368
Former Chief Financial Officer	2008	$-	$-	$-	$-	$-	$-	$ ,-
	2007	$-	$-	$-	$-	$-	$-	$-

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Notes to Summary Compensation Table

(1) Mr. Fu's annual salary is $240,000 per year. Mr. Fu’s salary is paid in RMB using an exchange rate at the time of payment as provided by the People’s Bank of China.  Mr. Fu elected to forego his salary in fiscal years 2005 and 2006 in exchange for the receipt of options to purchase 200,000 shares of our common stock granted on May 21, 2007. The options expire 2 years after the vesting date. Mr. Fu receives labor-related benefits in conformance with PRC labor laws.

(2) Mr. Longever’s annual salary was $150,000 per year beginning with his employment in July 2009 and was then increased to $225,000 per year effective of his appointment as Co-Chief Executive Officer on November 23, 2009.

(3) Mr. Wang's annual salary was $180,000 per year since November 2007 and was then increased to $200,000 per year effective in July2008.

(4) Mr. Berry’s annual salary has been $150,000 per year since his employment

(5) Mrs. Zhang’s base salary was $150,000 per year beginning with her employment in September 2009.  Mrs. Zhang’s resignation for health related reasons was accepted by the Company on February 28, 2010. As a result of her resignation, Mrs. Zhang forfeited her rights to 100,000 options to purchase shares of our common stock which were granted to her on September 1, 2009 in conjunction with her resignation.

(6) We awarded this bonus compensation with respect to 2009 performance, but the amounts were calculated and paid in 2010.

(7) Represents the grant date fair value of the restricted common stock grants shown in the Table under FASB ASC Topic 718.

(8) Represents the grant date fair value of the common stock option grants shown in the Table under FASB ASC Topic 718 using assumptions set forth in the footnotes to the financial statements in the Company’s Annual Report on Form 10-K for 2009.

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Grants of Plan-Based Awards During Fiscal Year 2009

Name (a)	Grant Date (b)	All Other Stock Awards: Number of Securities Stocks or Units (#) (i)(1)	All other Option Awards : Number of Securities Underlying Options (#)(j) (2)	Exercise or Base price of Option Awards ($/sh) (k) (3)	Grant Date Fair Value of Awards ($ in thousands)
Li Fu	1/23/09	-	61,000	$4.95	$113
Joseph J. Longever	11/23/09	-	200,000	$7.93	$856
Joseph J. Longever	11/23/09	50,000	-	$8.08	$404
Wenbing Christopher Wang	1/23/09	-	50,000	$4.95	$93
J. Dwight Berry	1/23/09	-	8,000	$4.95	$15
Beihong Linda Zhang (4)	9/1/09	-	100,000	$7.52	$308

(1)	Restricted stock awards of common stock were made under the Company’s stockholder-approved 2007 Stock Incentive Plan.
(2)	Options awards for common stock were made under the Company’s stockholder-approved 2007 Stock Incentive Plan.
(3)
Options on common stock awards shown in the Table were made under the Company’s stockholder-approved 2007 Stock Incentive Plan. The exercise price of the options is the closing price of the Company’s common stock on the respective dates of the grant.

(4)	Ms. Zhang forfeited all shares awarded on September 1, 2009 following her resignation on February 28, 2010.

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Employment Agreements

Effective November 8, 2005, the Company entered into an employment agreement with Mr. Fu, our Chief Executive Officer (the “Fu Employment Agreement”). The term of the Fu Employment Agreement is for a period of ten years unless terminated earlier as set forth in the Fu Employment Agreement.  Mr. Fu’s salary during the term shall be $240,000 per year payable every two weeks and may be increased at the discretion of the Compensation Committee of the Board of Directors.  The Company shall determine in its sole discretion to pay Mr. Fu any bonus amount above the salary set forth above.  The Company may terminate Mr. Fu’s employment without cause but in the event of such termination, the Company shall pay to Mr. Fu a lump sum equal to all remaining salary payments due under the Fu Employment Agreement for the period beginning on the date of termination and ending on the last day of the term.  For purposes of calculating this severance payment, it shall be assumed that the salary will increase by 20% on each anniversary of the effective date, starting from the date of termination.  The severance payment shall be payable to Mr. Fu within ten business days of the date of termination without cause.  The Fu Employment Agreement also contains non-competition and non-disclosure covenants following any termination of Mr. Fu’s employment.

On November 23, 2009, Mr. Joseph Longever entered into an Executive Employment Agreement with the Company (the “Longever Employment Agreement”), which provided that Mr. Longever would serve as the Co-Chief Executive Officer. In accordance with the Longever Employment Agreement, the initial term of employment shall be for five years unless terminated earlier and shall be automatically extended for an additional one-year period upon the same terms and conditions unless a written notice of non-renewal is given by either party at least ninety (90) days before the expiration date of the then current term.  Mr. Longever will receive an annual salary of no less than $225,000 per year, such salary to increase at the discretion of the Board of Directors of the Company.  In addition to Mr. Longever’s annual base salary, he shall be entitled to participate in an annual cash bonus plan and equity incentive plans sponsored by the Company as may be established from time to time.  Pursuant to the terms of the employment agreement and as approved by the Compensation Committee, Mr. Longever was issued an option to purchase 200,000 shares of the Company’s common stock, with an exercise price of $7.93 per share, and was awarded 50,000 shares of restricted stock, which restricted stock vests 20% per completed year of service.  If Mr. Longever is terminated without Cause (as defined in the Longever Employment Agreement, but which definition includes occurrence of certain events within 30 days prior to or twelve months following the effective date of a Change in Control (as defined in the Longever Employment Agreement)) or Mr. Longever terminates the Longever Employment Agreement for Good Reason (as defined in the Longever Employment Agreement) and Mr. Longever executes and delivers a valid and effective release of all claims against the Company in a form and format prepared by the Company, Mr. Longever shall be entitled to receive (1) a lump sum cash payment in the amount of any accrued but unpaid salary as of his date of termination, (2) a lump sum cash payment equal to any accrued and unpaid bonus for any prior fiscal year, and (3) an amount equal to the sum of (a) 50% of his then current annual base salary and (b) 50% of the average annual cash bonus payments paid by the Company to Mr. Longever during the preceding three fiscal years; Mr. Longever is also entitled to continued medical and life insurance benefits for a period of six months following the date of termination.  If the event of termination without Cause, Mr. Longever has a duty to mitigate the Company’s obligations to him and any amounts earned by Mr. Longever during the six months following termination shall serve as an offset to the amounts due to him by the Company; there is no such duty to mitigate or offset the Company’s obligations in the event of resignation for Good Reason.  In the event that Mr. Longever is terminated for Cause upon thirty days prior written notice, the Company shall pay him any accrued and unpaid salary and any accrued and unpaid bonus for any prior fiscal year.  The Longever Employment Agreement also contains covenants regarding non-competition and non-disclosure.  The Longever Employment Agreement also contains non-competition and non-disclosure covenants following any termination of Mr. Longever’s employment.

On July 22, 2008, Mr. Wenbing Christopher Wang entered into an employment agreement with the Company (the “Wang Employment Agreement”), which provided that Mr. Wang would serve as the President and Chief Financial Officer of the Company.  The initial term of the Wang Employment Agreement is for two years provided that such term would automatically extend for an additional two-year period on the expiration date of the initial term unless written notice of non-renewal is provided by either party at least six months prior to the expiration date of the term.  Mr. Wang’s base salary is no less than $200,000 per year, which salary may be increased at the discretion of the Board of Directors but in no event shall be decreased.  The Board of Directors shall review Mr. Wang’s salary at least on an annual basis.  In addition to the base salary, Mr. Wang is entitled to participate in the Company’s annual cash bonus and equity incentive plans.  If Mr. Wang is terminated without Cause (as defined in the Wang Employment Agreement) or Mr. Wang terminates the Wang Employment Agreement for Good Reason (as defined in the Wang Employment Agreement) and Mr. Wang executes and delivers a valid and effective release of all claims against the Company in a form and format prepared by the Company, Mr. Wang shall be entitled to receive (1) a lump sum cash payment in the amount of any accrued but unpaid salary as of his date of termination, (2) a lump sum cash payment equal to any accrued and unpaid bonus for any prior fiscal year, (3) a lump sum cash payment equal to the pro rata amount of any bonus payable with respect to the fiscal year in which termination occurs and (4) an amount equal to the sum of (a) 50% of his then current annual base salary and (b) 50% of the average annual cash bonus payments paid by the Company to Mr. Wang during the preceding three fiscal years; Mr. Wang is also entitled to continued medical and life insurance benefits for a period of six months following the date of termination.  In the event that Mr. Wang is terminated for Cause upon thirty days prior written notice, the Company shall pay him any accrued and unpaid salary and any accrued and unpaid bonus for any prior fiscal year.  The Wang Employment Agreement also contains non-competition and non-disclosure covenants following any termination of Mr. Wang’s employment.

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On May 28, 2008, Mr. J. Dwight Berry entered into an Executive Employment Agreement with the Company (the “Berry Employment Agreement”), which provided that Mr. Berry would serve as the Vice President, Commercial Development for a two years provided that such term would automatically extend for an additional two-year period on the expiration date of the initial term unless written notice of non-renewal is provided by either party at least six months prior to the expiration date of the then current term.  Mr. Berry’s base salary shall be no less than $150,000 per year, which salary may be increased at the discretion of the executive committee.   On January 21, 2009 the Board of Directors appointed Mr. Berry to serve as the Company’s Chief Operating Officer. The terms of the Berry Employment Agreement were changed not as a result of this appointment. The executive committee shall review Mr. Berry’s compensation at least on an annual basis.  In addition to the base salary, Mr. Berry is entitled to participate in the Company’s annual cash bonus and equity incentive plan.   If Mr. Berry is terminated without Cause (as defined in the Berry Employment Agreement) or Mr. Berry terminates the Berry Employment Agreement for Good Reason (as defined in the Berry Employment Agreement) and Mr. Berry executes and delivers a valid and effective release of all claims against the Company in a form and format prepared by the Company, Mr. Berry shall be entitled to receive (1) a lump sum cash payment in the amount of any accrued but unpaid salary as of his date of termination, (2) a lump sum cash payment equal to any accrued and unpaid bonus for any prior fiscal year, (3) a lump sum cash payment equal to the pro rata amount of any bonus payable with respect to the fiscal year in which termination occurs and (4) an amount equal to the sum of (a) 50% of his then current annual base salary and (b) 50% of the average annual cash bonus payments paid by the Company to Mr. Berry during the preceding three fiscal years; Mr. Berry is also entitled to continued medical and life insurance benefits for a period of six months following the date of termination.  In the event that Mr. Berry is terminated for Cause upon thirty days prior written notice, the Company shall pay him any accrued and unpaid salary and any accrued and unpaid bonus for any prior fiscal year.  The Berry Employment Agreement also contains covenants regarding non-competition and non-disclosure.
Assuming the employment of the Company’s named executive officers were to be terminated without cause or for good reason, as of December 31, 2009, the following individuals would have been entitled to payments in the amounts set forth opposite their name in the below table;

Name	Cash Payment
Li Fu (1)	$136,333
Joseph J. Longever	$112,500
Wenbing Christopher Wang	$117,333
J. Dwight Berry	$85,044
(1) Payments are made from the date of termination through the last day of the term.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each named executive officer, information regarding unexercised stock options, unvested stock awards, and equity incentive plan awards outstanding as of December 31, 2009.

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OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR END
OPTION AWARDS							STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Li Fu	116,666	0		0	12.30	5/21/2009 to 9/30/2011	0	0	0	0
	61,000	0		0	4.95	3/31/2014 to 12/31/2014	0	0	0	0
Joseph Longever	0	200,000		0	7.93	11/23/2015 to 11/23/2019	50,000	506,000	0	0
Wenbing Christopher Wang	50,000	0		0	12.30	5/21/2009 to 9/30/2011	0	0	0	0
	125,000	0		0	13.70	9/27/2013	0	0	0	0
	50,000	0		0	4.95	3/31/2014 to 12/31/2014	0	0	0	0
Beihong Linda Zhang	0	100,000	(2)	0	7.52	N/A	0	0	0	0
Dwight Berry	8,000	0		0	4.95	3/31/2014 to 12/31/2014	0	0	0	0

(1) The closing price of Fushi Copperweld stock on December 31, 2009 was $10.12.
(2) Options were forfeited on February 28, 2010.

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Option Exercises and Stock Vested

The following table sets forth aggregate information with respect to each executive officer regarding exercise of stock options and vesting of restricted stock for fiscal 2009.

FISCAL 2009 OPTION EXERCISES AND STOCK VESTED
	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Li Fu	0	0	0	0
Joseph Longever	0	0	0	0
Wenbing Christopher Wang	0	0	0	0
Beihong Linda Zhang	0	0	0	0
Dwight Berry	0	0	0	0

Pension Benefits Table

None

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table

None

Equity Compensation Plan Information at December 31, 2009

The following tabular disclosure provides information as of December 31, 2009 regarding the Company’s common stock authorized for issuance under equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price Of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	964,950	$10.59	210,219
Equity compensation plans not approved by security holders	683,333	$12.44	-
Total	1,648,283	$11.38	210,219

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DIRECTOR COMPENSATION (in 000s of dollars)
Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

John Francis Perkowski	34	-	19	-	-	-	53

Feng Bai	29	-	19	-	-	-	48

Barry Raeburn	26	-	19	-	-	-	45

Jiping Hua	22	-	19	-	-	-	41

(1)	The amounts in this column represent cash payments made to Non-Employee Independent Directors for base compensation and attendance at meetings during the year.
(2)
Stock option awards of common stock were made under the Company’s stockholder-approved 2007 Stock Incentive Plan. Represents the grant date fair value of restricted Common Stock grants shown in the table under FASB ASC Topic 718.

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our board of directors. Directors who also are employees of our company currently receive no compensation for their service as directors or as members of board committees. In setting non-employee director compensation, we consider the significant amount of time that directors dedicate to the fulfillment of their director responsibilities, as well as the competency and skills required of members of our board.

 The current compensation schedule includes i) an annual cash compensation of $15,000; ii) options with the right to purchase 50,000 of our common stock at exercise price equal to the grant day’s stock price, with 12,500 shares immediately and the balance vesting 4,687 shares each quarter for eight quarters; iii) $1,000 per full board meeting attended; iv) $500 per full committee meeting attended. The directors’ current compensation schedule has been in place since June 2007. The Audit Committee Chair receives additional annual compensation of $5,000. Directors who are employees are not paid extra compensation for service on the Board or any committee of the Board.

 The directors’ annual compensation year begins with the annual election of directors at the annual meeting of shareholders. Periodically, our board of directors reviews our director compensation policies and, from time to time, makes changes to such policies based on various criteria the board deems relevant. Non-employee directors are reimbursed for travel, lodging and other reasonable out-of-pocket expenses incurred in attending meetings of our board of directors and for meetings of any committees of our board of directors on which they serve.

SHAREHOLDER COMMUNICATIONS

We encourage shareholder communications to the Board of Directors and/or individual Directors. Shareholders who wish to communicate with the Board of Directors or an individual Director should send their written communications to The Board of Directors, c/o  Fushi Copperweld, Inc., 254 Cotton Mill Road, Fayetteville, Tennessee 37334.

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS
AND CERTAIN CONTROL PERSONS

In July 2009, the Company received a loan from Mr. Fu, the Company’s Chairman and Co-CEO, in the amount of $4,553,731 as payment for its then outstanding High Yield notes.  The loan was non-interest bearing and due on demand.  The Company repaid the loan in the fourth quarter of fiscal year 2009.

Our board has not adopted a formal policy pertaining to review, approval and ratification of related party transactions, however, our independent directors will review, approve or ratify, when necessary, transactions with related parties on a case by case basis, and if the proposed transaction is with an independent board member, such member will excuse himself from such review, approval or ratification when deliberating such transaction.  The independent directors will consider whether the terms of the transaction are fair to us.

COMPLIANCE WITH SECTION 16(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the calendar year ended December 31, 2009, and to date, all Section 16(a) filing requirements applicable to its insiders were complied with.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION AS A DIRECTOR OF EACH OF THE NOMINEES SET FORTH ABOVE.  PROXIES SOLICITED HEREBY WILL BE VOTED "FOR" EACH DIRECTOR NAMED ABOVE UNLESS A VOTE AGAINST A NOMINEE OR AN ABSTENTION IS SPECIFICALLY INDICATED.

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PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee has engaged the firm of Frazer Frost, LLP (“Frazer Frost”) to continue to serve as our independent auditor for the fiscal year ending December 31, 2010.  Frazer Frost, which was previously known as Moore Stephens Wurth Frazer and Torbet, LLP until it changed its name effective January 1, 2010,  served as our independent auditors since the fiscal year ended December 31, 2006.  We do not expect any representatives from Frazer Frost will be in attendance in person at the meeting. They will however be present by telephone conference call and will be able to make a statement if they so desire at the meeting and be available to respond to appropriate questions.

We are asking the stockholders to ratify the appointment of Frazer Frost as our independent public accounting firm for the fiscal year ending December 31, 2010. The ratification of Frazer Frost’s appointment will require the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.  All proxies will be voted to approve the appointment unless a contrary vote is indicated on the enclosed proxy card.

Fees of Independent Auditor

The Company paid or accrued the following fees in each of the prior two fiscal years to its principal accountant:

	Fiscal year ended 31-Dec-09	Fiscal year ended 31-Dec-08
Audit fees(1)	$300,000	$280,000
Audited related fees (2)	289,546	315,410
Tax fees(3)	25,000	5,700
All Other Fees (4)	0	0
Total	$614,546	$601,110
(1) Annual audit fees included the audit of our annual financial statements, audit of management’s assessment and effectiveness of internal controls over financial reporting in connection with Sarbanes Oxley Section 404 compliance.
(2) Audit related fees were incurred in connection with the review of the Company’s 10Q’s and Sarbanes Oxley Section 404 compliance  in fiscal years 2009 and 2008.
(3) Fees related to preparation of corporate income taxes.
(4) This category consists of professional services rendered for products and services provided, other than the services reported above under Audit Fees, Audit-Related Fees and Tax Fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing, setting the compensation of and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy with respect to the pre-approval of audit, audit-related and permissible non-audit services and fees provided by the independent registered public accounting firm. The Audit Committee’s pre-approval policy requires that all audit, audit-related and permissible non-audit services and fees be either pre-approved or specifically approved by the Audit Committee. Pursuant to the pre-approval policy, one or more of the Audit Committee’s independent members may be delegated pre-approval authority, provided he or she reports those approvals at the next meeting of the Audit Committee. The term of any pre-approval granted by the Audit Committee with respect to a given service is 12 months. The payment of all fees in excess of pre-approved levels requires specific pre-approval by the Audit Committee. All audit and permissible non-audit services provided to us in 2009 were approved by the Audit Committee. In the event that we should require substantial non-audit services, the Board of Directors would approve such services and the fees therefore.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF FRAZER FROST, LLP AS OUR INDEPENDENT AUDITOR FOR FISCAL 2010.

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 PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO 2007 STOCK INCENTIVE PLAN

At the Annual Meeting, the shareholders are being asked to approve an amendment to the 2007 Stock Incentive Plan (the “Plan”) to increase and fix the number of shares reserved for issuance under the Plan at 4,175,000 shares, and eliminate a clause, which provides for an automatic increase in the number of shares reserved for issuance at the end of each fiscal year in the same proportion as the issued and outstanding Common Stock increased during such fiscal year, subject to a 10% maximum of the issued and outstanding stock of the Company.  Except as set forth below, all features of the Plan, including all of the Awards that may be offered under the Plan, the class of eligible participants and the administration of the Plan, shall remain the same and in full force and effect.

Section 4.1(a) of the Plan entitled “Shares” currently reads as follows:

“Shares.  General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 800,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both; provided, however, that such number shall be increased at the end of each fiscal year of the Company in the same proportion as the issued and outstanding stock of the during such fiscal year; subject to a maximum of 10% of the issued and outstanding stock of the Company. If any Award granted under this Plan expires, terminates, is canceled or is forfeited for any reason, the number of shares of Common Stock underlying any such Award shall again be available for the purpose of Awards under the Plan, as provided in this Section 4.1(a). If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. Notwithstanding anything herein to the contrary, other than with respect to Incentive Stock Options, any share of Common Stock subject to an Award that again becomes available for grant pursuant to this Section 4.1(a) shall be added back to the aggregate maximum limit.

The Board of Directors proposes to amend the first sentence of Section 4.1(a) of the Plan to read in its entirety as follows:
“The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed4,175,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both.”

The Board of Directors proposes to eliminate from Section 4.1(a) of the Plan the clause that reads as follows:

“provided, however, that such number shall be increased at the end of each fiscal year of the Company in the same proportion as the issued and outstanding stock of the during such fiscal year; subject to a maximum of 10% of the issued and outstanding stock of the Company.”

A general description of the Plan is as follows, which is qualified in its entirety by reference to the copy of the Plan attached as Exhibit 1 to this proxy statement:

Administration.  The Stock Incentive Plan is administered by a committee, which consists of two or more non-employee directors, each of whom will be, to the extent required, a non-employee director as defined in Rule 16b-3 of the Exchange Act, an outside director as defined under Section 162(m) of the Internal Revenue Code and an independent director as defined under FINRA Rule 4200(a)(15) (the “Committee”); provided that with respect to the application of the Stock Incentive Plan to non-employee directors, the Stock Incentive Plan will be administered by the Board of Directors (and references to the Committee include the Board of Directors for this purpose). Currently, the Compensation Committee serves as the Committee under the Stock Incentive Plan.

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The Committee has full authority to administer and interpret the Stock Incentive Plan, to grant awards under the Stock Incentive Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine, in accordance with the terms of the Stock Incentive Plan, the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the Stock Incentive Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The terms and conditions of individual awards will be set forth in written agreements that are consistent with the terms of the Stock Incentive Plan. Awards under the Stock Incentive Plan may not be made on or after the tenth anniversary of the Stock Incentive Plan’s adoption by the Board of Directors, except that awards (other than stock options or stock appreciation rights) that are intended to be “performance-based” under Section 162(m) of the Code will not be made after the fifth anniversary of the Stock Incentive Plan’s approval by the Company’s shareholders unless the performance goals are re-approved by the shareholders.

Eligibility and Types of Awards.  All of our employees, consultants and non-employee directors (including those of certain of our affiliates) are eligible to be granted nonqualified stock options, stock appreciation rights, performance shares, performance-based cash awards, restricted stock and other stock-based awards under the Stock Incentive Plan. In addition, our employees and employees of our affiliates that qualify as our subsidiaries or parent corporations (as defined under Section 424 of the Internal Revenue Code) are also eligible to be granted incentive stock options under the Stock Incentive Plan.

Available Shares.  The aggregate number of shares of Common Stock which may be issued or used for reference purposes under the Stock Incentive Plan or with respect to which awards may be granted may not exceed 4,175,000 shares, which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. In general, if awards under the Stock Incentive Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of new awards under the Stock Incentive Plan.

The maximum number of shares of Common Stock with respect to which any stock option, stock appreciation right or shares of restricted stock that are subject to the attainment of specified performance goals and intended to satisfy Section 162(m) of the Internal Revenue Code and may be granted under the Stock Incentive Plan during any fiscal year to any eligible employee or consultant will be such number of shares as determined by the Committee from time to time.  There are no annual individual limits on the number of shares of Common Stock with respect to an award of restricted stock that are not subject to the attainment of specified performance goals to eligible employees or consultants. The maximum number of shares of Common Stock with respect to any award of performance shares to an eligible employee or consultant during any fiscal year shall be such number of shares as determined by the Committee from time to time. The maximum number of shares of Common Stock with respect to which any stock option (other than incentive stock options), stock appreciation right, performance share or other stock-based award that may be granted under the Stock Incentive Plan during any fiscal year to any non-employee director will be such number of shares as determined by the Committee from time to time.

The Committee will adjust the above individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards and the exercise price of an award to reflect certain changes in our capital structure or business by reason of certain corporate transactions or events.

Awards Under the Stock Incentive Plan.  The following types of awards are available under the Stock Incentive Plan:

Stock Options.  The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an incentive stock option granted to a 10% shareholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have a per share exercise price less than the fair market value of a share of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% shareholder, 110% of fair market value).

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Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, or by check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee, including, without limitation, surrender of stock options by payment in full or in part in the form of Common Stock.

Stock Appreciation Rights.  The Committee may grant stock appreciation rights (“SARs”) either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SARs”). A SAR is a right to receive a payment in Common Stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of a share of the Common Stock on the date of grant in the case of a Non-Tandem SAR. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the Stock Incentive Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock.  The Committee may award shares of restricted stock. Except as otherwise provided by the Committee, upon the award of restricted stock, the recipient generally has the rights of a shareholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

Recipients of restricted stock are required to enter into a restricted stock agreement with us which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Section 162(m) of the Internal Revenue Code requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock will be as determined by the Committee from time to time.

Performance Shares.  The Committee may award performance shares. A performance share award is the right to receive Common Stock or cash (or a combination) at the end of a specified performance period based upon satisfaction of performance criteria, all as specified by the Committee at the time of grant.

Other Stock-Based Awards.  The Committee may grant other stock-based awards (including, without limitation, shares awarded as a bonus, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the Stock Incentive Plan that are payable in or valued by reference to, or otherwise based on or related to, shares of Common Stock.  The Committee shall determine the terms and conditions of any such other stock-based awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Internal Revenue Code and/or a minimum vesting period. The performance goals for performance-based other stock-based awards will be as determined by the Committee from time to time

29

Performance-Based Cash Awards.  The Committee may grant performance-based cash awards, which are awards payable in cash on the basis of the attainment of certain pre-established performance goals during a performance period, all as specified by the Committee at the time of grant.  The Committee shall determine the terms and conditions of performance-based cash awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Internal Revenue Code and/or a minimum vesting period.

Performance Goals. The Committee may grant awards of restricted stock, performance shares, and other stock-based awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code. These awards may be granted, vest and be paid based on attainment of specified Company (or subsidiary, division or other operational unit of the Company) performance goals established by the Committee, in its sole discretion.

Change in Control.  Unless otherwise determined by the Committee at the time of grant or in a written employment agreement, unvested awards will vest upon a change in control (as defined in the Stock Incentive Plan) of the Company.  In addition, in the discretion of the Committee, awards will be (i) continued, assumed or substituted, (ii) purchased by the Company or an affiliate of the Company for a cash payment equal to the excess of the highest per share price paid for the Company’s Common Stock in any transaction related to a change in control over the fair market value of the award(s), or (iii) cancelled if the highest per share price paid for the Company’s Common Stock or an affiliate of the Company in any transaction related to a change in control is less than the fair market value of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at the time of grant or at any time after the grant is made.

Amendment and Termination.  Notwithstanding any other provision of the Stock Incentive Plan, the Board of Directors or the Committee may at any time amend any or all of the provisions of the Stock Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Stock Incentive Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such participant and, provided further that the approval of our shareholders will be obtained to the extend required by Nevada law, Sections 162(m) and 422 of the Internal Revenue Code, The Nasdaq Global Market or the rules of such other applicable stock exchange, as specified in the Stock Incentive Plan.

Miscellaneous.  Awards granted under the Stock Incentive Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options (and related Tandem SARs) at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences.  The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the Stock Incentive Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options.  In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the Common Stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

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If the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or such recipient disposes of the Common Stock acquired upon exercise of the incentive stock option within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the exercise price, and (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Section 162(m) and 280G of the Internal Revenue Code (as described below), we generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options.  A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. Subject to the limitations under Section 162(m) and 280G of the Internal Revenue Code (as described below), we will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

All Options.  With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code regarding the $1,000,000 limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes and may be nondeductible by the Company.

In general, Section 162(m) of the Internal Revenue Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other executive officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of the plan under which the options are granted is approved by shareholders and is administered by a committee comprised of outside directors. The Stock Incentive Plan is intended to satisfy these requirements with respect to options.

The Stock Incentive Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Stock Incentive Plan is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code.

New Plan Benefits

It is not presently possible to determine the dollar value of Award payments that may be made, or the individuals that may be selected for such awards, in the future under the Plan.  Award payments under the Plan during 2009 are as shown below:

Name and Position	Dollar Value (in ‘000s)(1)	Number of Units
Li Fu
Co-CEO and Chairman	113	61,000

Joseph J. Longever
Co-CEO and Director Nominee	1,260	250,000	(2)

Wenbing Christopher Wang
Director, President, Interim CFO	93	50,000

Dwight Berry
Chief Operating Officer	15	8,000

Beihong Linda Zhang
Former CFO	308	100,000

Feng Bai
Director	19	10,000

Jiping Hua
Director	19	10,000

Barry Raeburn
Director	19	10,000

John Perkowski
Director	19	10,000

Executive Group	1,789	469,000

Non-Executive Director Group	76	40,000

Non-Executive Officer Employee Group	350	189,000

(1) Represents the grant date fair value if stock awards and options shown in the Table under FASB ASC Topic 718.
(2) Includes options to purchase 200,000 shares of common stock and awards of 50,000 shares of common stock.

Equity Compensation Plan Information at December 31, 2009

The following tabular disclosure provides information as of December 31, 2009 regarding the Company’s common stock authorized for issuance under equity compensation plans.

31

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Restricted Stock	Weighted Average Exercise Price Of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	964,950	$10.59	210,219
Equity compensation plans not approved by security holders	683,333	$12.44	-
Total	1,648,283	$11.38	210,219

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE PLAN.

32

OTHER INFORMATION

Important Notice Regarding Availability of Proxy Materials

Under new rules adopted by the Securities and Exchange Commission, the Company is making this Proxy Statement and the Company’s Annual Report available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies by telephone or over the Internet.

Stockholders' Proposals for Next Annual Meeting

A stockholder of record may present a proposal for action at the 2011 Annual Meeting of Stockholders provided that we receive such proposal at our executive office no later than March 23, 2011. We anticipate that the 2011 Annual Meeting will be held in the second fiscal quarter of 2011. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the 2011 Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on stockholder proposals that are not submitted for inclusion in our proxy statement unless received by us before March 23, 2011.

Other Business

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

Where You Can Find More Information

We file annual and quarterly reports, proxy statements and other information with the SEC.  Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms.  Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov.  The Company’s Annual Report on Form 10-K is available on our website at www.fushicopperweld.com.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING.  NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED APRIL 30, 2010.  STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Li Fu
Dalian, PRC	Li Fu, Chairman
April 30, 2010

33

EXHIBIT INDEX

Exhibit 1: Fushi Copperweld, Inc. 2007 Stock Incentive Plan.
Exhibit 2: Form of Non-Qualified Stock Option Agreement.
Exhibit 3: Form of Qualified Stock Option Agreement.

34

Exhibit 1

FUSHI COPPERWELD, INC

2007 STOCK INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of this Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors cash and stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1            “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

2.2            “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

2.3            “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4            “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.5            “Board” means the Board of Directors of the Company.

2.6            “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, or fraud which could cause significant economic injury to the Company; (iii) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (iv) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7            “Change in Control” has the meaning set forth in Section 13.2.

2.8            “Change in Control Price” has the meaning set forth in Section 13.1.

2.9            “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10          “Committee” means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” for purposes of the applicable stock exchange rules; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.11          “Common Stock” means the common stock, $0.006 par value per share, of the Company.

2.12          “Company” means Fushi Copperweld, Inc, a Nevada corporation, and its successors by operation of law.

2.13          “Consultant” means any individual or entity who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction.

2.14          “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.15          “Effective Date” means the effective date of this Plan as defined in Article XVII.

2.16          “Eligible Employees” means each employee of the Company or an Affiliate.

2.17          “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.18          “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.19           “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8.

2.20           “GAAP” has the meaning set forth in Section 11.2(c)(ii).

2.21           “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.22           “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

2.23           “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.24           “Other Stock-Based Award” means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

2.25           “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.26           “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

2.27           “Performance Goals” means, for purposes of the grant or vesting of Awards of Restricted Stock, Other Stock-Based Awards, Performance Shares and/or Performance-Based Cash Awards, each intended to be “performance-based” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) of the performance goals established by the Committee.

2.28           “Performance-Based Cash Award” means a cash Award under Article XI of this Plan that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

2.29           “Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

2.30           “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.31           “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.32           “Plan” means this Fushi Copperweld, Inc 2007 Stock Incentive Plan, as amended from time to time.

2.33           “Reference Stock Option” has the meaning set forth in Section 7.1.

2.34           “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

2.35           “Restriction Period” has the meaning set forth in Subsection 8.3(a).

2.36           “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.37           “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.38           “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.39           “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.40           “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.41           “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

2.42           “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.43           “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.44           “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.45           “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.46           “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.47           “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.48           “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1           The Committee. The Plan shall be administered and interpreted by the Committee.

3.2          Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares; (v) Other Stock-Based Awards, and (vi) Performance-Based Cash Awards. In particular, the Committee shall have the authority:

(a)	to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)	to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)
to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

(f)	to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

(g)
to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, subject to, and in accordance with, Section 409A of the Code;

(h)	to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option; and

(i)
to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award.

3.3          Guidelines. Subject to Article XIV hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. This Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4          Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5          Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6          Designation of Consultants/Liability.

(a)
The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)
The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7          Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s fraud. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV

SHARE LIMITATION

4.1          Shares.

(a)
General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 4,175,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Award granted under this Plan expires, terminates, is canceled or is forfeited for any reason, the number of shares of Common Stock underlying any such Award shall again be available for the purpose of Awards under the Plan, as provided in this Section 4.1(a). If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. Notwithstanding anything herein to the contrary, other than with respect to Incentive Stock Options, any share of Common Stock subject to an Award that again becomes available for grant pursuant to this Section 4.1(a) shall be added back to the aggregate maximum limit.

(b)	Individual Participant Limitations.

(i)            The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be such number of shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2) as determined by the Committee, provided that the maximum number of shares of Common Stock for all types of Awards does not exceed such number of shares as determined by the Committee (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii)           The maximum number of shares of Common Stock subject to any Award of Stock Options (other than Incentive Stock Options), Stock Appreciation Rights, Performance Shares or Other Stock-Based Awards which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall be such number of shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2) as determined by the Committee, provided that the maximum number of shares of Common Stock for all types of Awards does not exceed such number of shares as determined by the Committee (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Non-Employee Director’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(iii)          There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.

(iv)          The maximum number of shares of Common Stock subject to any Award of Performance Shares which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be such number of shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) as determined by the Committee with respect to any fiscal year of the Company. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 9.1.

(v)           The maximum payment under any Performance-Based Cash Award payable with respect to any fiscal year of the Company and for which the grant of such Award is subject to the attainment of Performance Goals in accordance with Section 11.2(c) herein which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be as determined by the Committee.

(vi)          The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.2          Changes.

(a)
The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)
Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan, (iii) the purchase price thereof, and/or (iv) the individual Participant limitations set forth in Section 4.1(b) (other than those based on cash limitations) shall be appropriately adjusted. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

(c)
Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

(d)
In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights or any Other Stock Based Award that provides for a Participant elected exercise effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options or Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XIII shall apply.

4.3         Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY – GENERAL REQUIREMENTS FOR AWARDS

5.1           General Eligibility. All Eligible Employees, Consultants, Non-Employee Directors and prospective employees and consultants are eligible to be granted Awards, subject to the terms and conditions of this Plan. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.2           Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3           General Requirement. The vesting and exercise of Awards granted to a prospective employee, consultant or non-employee director are conditioned upon such individual actually becoming an Eligible Employee or Consultant, or Non-Employee Director.

5.4           Minimum Vesting Requirement. Except as determined by the Committee as evidenced in writing by an Award, no Award granted hereunder shall vest and become exercisable prior to the first year anniversary of the date that the Award was granted; provided, however, that the foregoing minimum vesting requirement shall not apply in the case of the death or Disability of a Participant or upon the occurrence of a Change in Control.

ARTICLE VI

STOCK OPTIONS

6.1           Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2           Grants. The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

6.3           Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable:

(a)
Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)
Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)
Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions or as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)
Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)
Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

(f)
Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(g)
Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(h)
Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(i)
Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1          Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2          Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)
Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)
Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)
Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

(d)
Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(e)
Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

(f)
Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g)	Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of the Plan.

7.3          Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

7.4          Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)
Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)	Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c)
Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)
Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e)
Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

(f)
Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5          Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII

RESTRICTED STOCK

8.1          Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

8.2          Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)
Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)
Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)
Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Fushi Copperweld, Inc (the “Company”) 2007 Stock Incentive Plan (the “Plan”) and an agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and agreement are on file at the principal office of the Company.”

(d)
Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3          Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a)
Restriction Period. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in a Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(ii)           Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(b)
Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c)
Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

PERFORMANCE SHARES

9.1          Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of objective performance goals established pursuant to Section 9.2(c) below.

9.2          Terms and Conditions. Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)
Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

(c)
Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(d)
Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

(e)
Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f)
Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

ARTICLE X

OTHER STOCK-BASED AWARDS

10.1        Other Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

10.2        Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a)
Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)
Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

(c)
Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)
Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

(e)	Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE XI

PERFORMANCE-BASED CASH AWARDS

11.1        Performance-Based Cash Awards. Performance-Based Cash Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock. Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times at which, such Awards shall be made, the dollar amount to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the payment of a dollar amount under such Awards upon the completion of a specified Performance Period.

For each Participant, the Committee may specify a targeted performance award. The individual target award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under the Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an individual target award for a Participant for a calendar year shall not imply or require that the same level individual target award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent calendar year. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the Performance Goals during the calendar year. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s individual target award (or attained percentage thereof) regardless of the degree of attainment of the Performance Goals; provided that no such discretion to reduce an Award earned based on achievement of the applicable Performance Goals shall be permitted for the calendar year in which a Change in Control of the Company occurs, or during such calendar year with regard to the prior calendar year if the Awards for the prior calendar year have not been made by the time of the Change in Control of the Company, with regard to individuals who were Participants at the time of the Change in Control of the Company.

11.2        Terms and Conditions. Performance-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

(a)
Vesting of Performance-Based Cash Award. At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals established pursuant to Section 11.2(c) are achieved and the percentage of the Participant’s individual target award has been vested and earned.

(b)
Waiver of Limitation. In the event of the Participant’s Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

(c)	Objective Performance Goals, Formulae or Standards.

(i)            The Committee shall establish the objective Performance Goals and the individual target award (if any) applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any Performance-Based Award is intended to comply with the provisions of Section 162(m) of the Code, if any provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(ii)            The measurements used in Performance Goals set under the Plan shall be determined in accordance with Generally Accepted Accounting Principles (“GAAP”), except, to the extent that any objective Performance Goals are used, if any measurements require deviation from GAAP, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent permitted under Section 162(m) of the Code.

(d)
Payment. Following the Committee’s determination and certification in accordance with subsection (a) above, the Performance-Based Cash Award amount shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in accordance with the terms and conditions of the Award agreement.

ARTICLE XII

TERMINATION

12.1        Termination. The following rules apply with regard to the Termination of a Participant.

(a)	Rules Applicable to Stock Option and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

(i)            Termination by Reason of Death or Disability. If a Participant’s Termination is by reason of death or Disability, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(ii)            Involuntary Termination Without Cause. If a Participant’s Termination is by involuntary termination without Cause, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(iii)           Voluntary Termination. If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(2) below), all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options or Stock Appreciation Rights.

(iv)           Termination for Cause. If a Participant’s Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in sub-section (iii) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(v)           Unvested Stock Options and Stock Appreciation Rights. Stock Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b)
Rules Applicable to Restricted Stock, Performance Shares, Other Stock-Based Awards and Performance-Based Cash Awards.  Unless otherwise determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason: (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Performance Shares, Other Stock-Based Awards or Performance-Based Cash Awards shall be forfeited

ARTICLE XIII

CHANGE IN CONTROL PROVISIONS

13.1        Benefits. In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award agreement or in a written employment agreement between the Company and a Participant, a Participant’s unvested Award shall vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a)
Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

(b)
The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 13.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c)
The Committee may, in its sole discretion, provide for the cancellation of any Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award on the date of grant.

(d)	Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.

13.2        Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement (or other written agreement approved by the Committee including, without limitation, an employment agreement), a “Change in Control” shall be deemed to occur on the occurrence of any of the following:

(a)
An acquisition of any common stock or other voting securities of the Company entitled to vote generally for the election of directors (the “Voting Securities”) by any “Person” or “Group” (as each such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person or Group, as the case may be, has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a “Change in Control” has occurred, shares of Common Stock or Voting Securities that are acquired in a Non-Control Acquisition (as defined below) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) the Company, (ii) any Subsidiary or (iii) any employee benefit plan maintained by the Company or any Subsidiary, including a trust forming part of any such plan (an “Employee Benefit Plan”);

(b)
During any 2-year period, individuals who, at the beginning of such 2-year period, constitute the Board (the “Incumbent Board of Directors”), cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) if the election or nomination for election by the Company’s shareholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board of Directors, such new director shall, for purposes hereof, be deemed to be a member of the Incumbent Board of Directors, and (ii) no individual shall be deemed to be a member of the Incumbent Board of Directors if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or Group other than the Board of Directors (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

(c)
The consummation of a merger, consolidation or reorganization involving the Company or any Subsidiary, unless the merger, consolidation or reorganization is a Non-Control Transaction. A “Non-Control Transaction” shall mean a merger, consolidation or reorganization of the Company or any Subsidiary where: (A) the shareholders of the Company (or such Subsidiary, as the case may be) who immediately prior to the merger, consolidation or reorganization owned, directly or indirectly, at least 50% of the combined voting power of the outstanding Voting Securities of the Company or such Subsidiary immediately following such merger, consolidation or reorganization, own at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the “Surviving Corporation”), in substantially the same proportions as their ownership of the Common Stock or Voting Securities, as the case may be, immediately prior to the merger, consolidation or reorganization; (B) the individuals who were members of the Incumbent Board of Directors immediately prior to the execution of the agreement providing for the merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the outstanding voting securities of the Surviving Corporation, and (C) no Person or Group, other than (1) the Company, (2) any Subsidiary, (3) any Employee Benefit Plan or (4) any other Person or Group who, immediately prior to the merger, consolidation or reorganization, had Beneficial Ownership of not less than 20% of the outstanding Voting Securities or Common Stock, has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation’s outstanding voting securities or common stock;

(d)	A complete liquidation or dissolution of the Company; or

(e)	The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred solely because any Person or Group (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities or Common Stock of the Company as a result of an acquisition of Voting Securities or Common Stock by the Company, which, by reducing the number of shares of Voting Securities or Common Stock then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would have occurred (but for the operation of this sentence) as a result of the acquisition of Voting Securities or common stock by the Company, and after such acquisition by the Company, the Subject Person becomes the beneficial owner of any additional shares of Voting Securities or Common Stock, which increases the percentage of the then outstanding shares of Voting Securities or Common Stock beneficially owned by the Subject Person, then a Change in Control shall be deemed to have occurred. In addition, notwithstanding the foregoing, the acquisition or ownership of any Common Stock or Voting Securities by Applied Digital Solutions, Inc. and its Affiliates (determined as if it was the Company) shall not cause or result in a Change in Control.

ARTICLE XIV

TERMINATION OR AMENDMENT OF PLAN

14.1         Termination or Amendment. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVI), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, pursuant to the requirements of any applicable stock exchange rule, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would:

(a)	increase the aggregate number of shares of Common Stock that may be issued under this Plan pursuant to Section 4.1 (except by operation of Section 4.2);

(b)	increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);

(c)	change the classification of Eligible Employees or Consultants eligible to receive Awards under this Plan;

(d)	decrease the minimum option price of any Stock Option or Stock Appreciation Right;

(e)	extend the maximum option period under Section 6.3;

(f)	alter the Performance Goals for the Award of Restricted Stock, Performance Shares or Other Stock-Based Awards subject to satisfaction of Performance Goals as set forth in Exhibit A;

(g)	award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.3(g); or

(h)
require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under any applicable rule of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XV

UNFUNDED PLAN

15.1         Unfunded Status of Plan. This Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XVI

GENERAL PROVISIONS

16.1         Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

16.2        Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

16.3        No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

16.4        Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the advance consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

16.5        No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

16.6        Listing and Other Conditions.

(a)
Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)
If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)
Upon termination of any period of suspension under this Section 16.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)
A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

16.7         Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Nevada (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

16.8         Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

16.9         Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

16.10       Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

16.11       No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

16.12       Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

16.13       Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

16.14       Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

16.15       Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

16.16       Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

16.17       Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

16.18       Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XVII

EFFECTIVE DATE OF PLAN

The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

ARTICLE XVIII

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

ARTICLE XIX

NAME OF PLAN

This Plan shall be known as “The Fushi Copperweld, Inc. 2007 Stock Incentive Plan.”

FUSHI COPPERWELD, INC

2007 STOCK INCENTIVE PLAN

TABLE OF CONTENTS

FUSHI COPPERWELD, INC

2007 STOCK INCENTIVE PLAN

Exhibit 2

NON-QUALIFIED STOCK OPTION AGREEMENT

Under The
Fushi Copperweld, Inc. 2007 Stock Incentive Plan

AGREEMENT (“Agreement”), dated November __, 2007 by and between Fushi Copperweld, Inc., a Nevada corporation (the “Company”), and _______________ (the “Participant”).

Preliminary Statement

The Board of Directors of the Company (the “Board”) has appointed a committee (the “Committee”) to administer the Fushi Copperweld, Inc. 2007 Stock Incentive Plan (the “Plan”), has authorized this grant of a non-qualified stock option (the “Option”) on _______, 2007 (the “Grant Date”) to purchase the number of shares of the Company’s common stock, par value $.006 per share (the “Common Stock”) set forth below to the Participant, as a Eligible Employee of the Company or an Affiliate (collectively, the Company and all Subsidiaries and Parents of the Company shall be referred to as the “Employer”).

Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. For the convenience of the Participant, capitalized terms used but not defined herein and defined in the Plan have been set forth hereto in Schedule A. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant (i) acknowledges having received and read a copy of the Plan and this Agreement, (ii) agrees to comply with the Plan, this Agreement and all applicable laws and regulations, (iii) acknowledges that the Company has not provided any tax advice to the Participant regarding the grant or future exercise of the Option or the subsequent sale or transfer of shares of Common Stock sizeable hereunder, and (iv) understands that the Participant should consult with the Participant’s personal financial, accounting and tax advisors regarding the same to the extent the Participant deems necessary.

Accordingly, the parties hereto agree as follows:

1.      Grant of Option. The Company hereby grants to Optionee, an Option to purchase _________shares (“Shares”) of its Common Stock in the manner and subject to the conditions provided hereinafter.

2.      Vesting and Exercise.

 (a)           The Shares underlying the Option shall vest at the time of and shall have an exercise price (the “Option Exercise Price”) as set forth in Exhibit A attached hereto, which is the Fair Market Value or higher of a share of Common Stock on the Grant Date. The Option shall vest proportionately in the periods prior to each vesting date. To the extent that such portion of the Option has become vested and is exercisable as provided herein, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Sections 6.3(c) and 6.3(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Option Exercise Price multiplied by the number of shares of Common Stock underlying the portion of the Option exercised. Upon expiration of the Option, the Option shall be canceled and no longer exercisable.

 (b)           (i)  At the election of the Optionee and with the approval of the Committee, all or any part of the Option that has vested and have not been earlier terminated may be exercised in lieu of making the cash payment to the Company of the aggregate Option Exercise Price by electing instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (“Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii)           For purposes of the foregoing formula:

A= the total number shares with respect to which the Option is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the date of receipt by the Company of the exercise representation letter attached hereto as Exhibit B (the “Exercise Representation Letter”).

C= the Option Exercise Price then in effect at the time of such exercise.

3.      Time of Exercise of Option.  Except as otherwise provided in this Agreement, any portion of the Option which has vested may be exercised; provided, however, no portion of the Option may be exercised ______ years after their respective date of vesting (“Vesting Expiration Date”) and any portion of the Option that has not been exercised on or prior to the Vesting Expiration Date shall be automatically forfeited and of no further effect without any action by the Company or the Committee (a “Vesting Expiration”).

4.      Method of Exercise. All or a portion of the Option may be exercised by payment of the Option Exercise Price in cash or Cashless Exercise by the Optionee, unless another form of payment is authorized by the Committee. In the event of payment of the Option Exercise Price by check, the Option shall not be considered exercised until receipt of cleared funds by the Company upon deposit of the check.

5.      Restrictions on Exercise and Delivery. Exercise of the Option, or any portion thereof, shall be subject to the conditions set forth below as determined by the Committee in its sole and absolute discretion:

 (a)           the satisfaction of any withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Shares pursuant thereto,

 (b)           the listing, registration, or qualification of any Shares deliverable upon such exercise is desirable or necessary, under any state or federal law, as a condition of, or in connection with, such exercise or the delivery or purchase of Shares pursuant thereto, or

 (c)           the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of any Shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Optionee shall execute such documents and take such other actions as are required by the Committee to enable it to effect or obtain such withholding, listing, registration, qualification, consent or approval. Neither the Company nor any officer or director, or member of the Committee, shall have any liability with respect to the non-issuance of any portion of the Shares on exercise or failure to sell any Shares as the result of any suspensions of exercisability imposed pursuant to this Section.

6.      Expiration of Option. Notwithstanding any other provision in this Agreement, to the extent not previously exercised, the Option (or the relevant portion thereof) shall terminate upon the first to occur of any of the following events (the “Expiration Date”):

 (a)           the dissolution or liquidation of the Company;

 (b)           at the time of a breach by Optionee of any material provision of the Optionee’s Employment Agreement with the Company or any other written agreement between the Optionee and the Company; or

 (c)           any portion of the Option that terminate pursuant to a Vesting Expiration.

7.      Termination of Service. Notwithstanding any other provision in this Agreement, if the Optionee’s employment terminates, any portion of the Option which has vested shall expire on the earliest of the following occasions (or such later date as the Committee may determine):

 (a)           the Expiration Date;

 (b)           the date three (3) months after the termination of the Optionee’s employment for any reason other than for Cause (including Disability (as defined in Section 22(e)(3) of the Internal Revenue Code), death and retirement);

 (c)           the date of the Optionee’s termination of employment for Cause (as such term is defined in the Optionee’s Employment Agreement with the Company, or if no Employment Agreement has been executed, as defined herein).

After the date Optionee’s employment terminates, the Optionee (or in the case of the Optionee’s death or Disability, the Optionee’s representative) may exercise all or any portion of the Option which has vested at any time before its (i) expiration under the preceding sentence or (ii) termination by operation of any of the events in paragraph 5 hereof. When the Optionee’s employment terminates, any portion of this Option which has not vested shall expire immediately without any further action by the Committee or the Company.

8.      Assignability. This Option may not be sold, pledged, assigned or transferred (except by will or the laws of descent and distribution) unless with the written consent of the Company.

9.      Representation Letter. Upon exercise of all or any part of the Option, the Optionee will deliver to the Company the Exercise Representation Letter substantially the same as the one set forth on Exhibit B hereto, as such Exhibit may be amended by the Committee from time to time. Optionee also agrees to make such other representations as are deemed necessary or appropriate by the Company and its counsel.

10.    Rights as Shareholder. Neither Optionee nor his or her executor, administrator, heirs or legatees, shall be, or have any rights or privileges of a shareholder of the Company in respect of the Shares unless and until certificates representing such Shares shall have been issued in Optionee’s name.

11.    No Right of Employment. Neither the grant nor exercise of any Option nor anything in the Plan or this Agreement shall impose upon the Company any obligation to employ or continue to employ any Optionee. The right of the Company to terminate any employee shall not be diminished or affected because an Option has been granted to such employee.

12.    Mandatory Arbitration. In the event of any dispute between the Company and Optionee regarding this Agreement, the dispute and any issue as to the arbitrability of such dispute, shall be settled to the exclusion of a court of law, by arbitration in New York City, New York by a panel of three arbitrators (each party shall choose one arbitrator and the third shall be chosen by the two arbitrators so selected) in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The decision of a majority of the arbitrators shall be final and binding upon the parties. All costs of the arbitration and the fees of the arbitrators shall be allocated between the parties as determined by a majority of the arbitrators, it being the intention of the parties that the prevailing party in such a proceeding be made whole with respect to its expenses.

13.    The Company’s Rights. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14.    Optionee. Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, beneficiary to whom the Option or Shares may be transferred by will or by the laws of descent and distribution, or another permitted transferee, the word “Optionee” shall be deemed to include such person.

15.    Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to Optionee with this Agreement as Exhibit C.

16.    Section 409A Compliance. To the extent applicable, the Board or the Committee may at any time and from time to time amend, in whole or in part, any or all of the provisions of this Agreement (in a manner determined by the Board or Committee in its sole discretion) solely to comply with Section 409A of the Code and the regulations promulgated thereunder, subject to the terms and conditions of the Plan.

17.    Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Company, or addressed to the Committee, care of the Company to the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

18.    Binding Effect. This Agreement shall be binding upon and inure to the benefit of Optionee, his heirs and successors, and of the Company, its successors and assigns.

19.    Governing Law. This Agreement shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of laws.

20.    Descriptive Headings. Titles to Sections are solely for informational purposes.

  IN WITNESS WHEREOF, this Agreement is effective as of, and the date of grant shall be _______ __, 200_.

EXHIBIT A

VESTING SCHEDULE AND OPTION EXERCISE PRICE

Number of Shares	Vesting Date	Exercise Price per Share

EXHIBIT B

______________, 20___

Fushi Copperweld, Inc.

Re: Stock Option Exercise

To Whom It May Concern:

I (the “Optionee”) hereby exercise my right to purchase ________ shares of common stock (the “Shares”) of Fushi Holdings, Inc., a Nevada Company (the “Company”), pursuant to, and in accordance with, an option agreement dated _______________, 20__ (the “Agreement”). As provided in such Agreement, I deliver herewith payment as set forth in the Agreement in the amount of the aggregate option exercise price. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in my name.

The Optionee hereby represents and agrees as follows:

1.           The Optionee acknowledges receipt of a copy of the Agreement. The Optionee has carefully reviewed the Agreement.

2.           The Optionee is a resident of __________.

3.           The Optionee represents and agrees that if the Optionee is an “affiliate” (as defined in Rule 144 under the Securities Act of 1933) of the Company at the time the Optionee desires to sell any of the Shares, the Optionee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

The foregoing representations and warranties are given on ________ at _____________________.

___ Optionee encloses a check in the amount of $ ______________ for the payment of the aggregate amount of the Option Exercise Price.

___ Optionee elects a Cashless Exercise for __________Option Shares.

OPTIONEE:

EXHIBIT C

Fushi Copperweld 2007 Stock Incentive Plan

SCHEDULE A

The following terms used but not defined in the Agreement and defined in the Plan have been provided below for the convenience of the Participant but are qualified in their entirety by the full text of such terms in the Plan.

A.           “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

B.           “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

C.           “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

D.           “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

E.           “Board” means the Board of Directors of the Company.

F.            “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, or fraud which could cause significant economic injury to the Company; (iii) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (iv) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

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G.           “Change in Control” has the meaning set forth in Section 13.2 of the Plan.

H.           “Change in Control Price” has the meaning set forth in Section 13.1 of the Plan.

I.            “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

J.           “Committee” means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” for purposes of the applicable stock exchange rules; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

K.           “Common Stock” means the common stock, $0.006 par value per share, of the Company.

L.           “Company” means Fushi Copperweld, Inc., a Nevada Corporation, and its successors by operation of law.

M.           “Consultant” means any individual or entity who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction.

N.           “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

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O.           “Effective Date” means the effective date of this Plan as defined in Article XVII.

P.           “Eligible Employees” means each employee of the Company or an Affiliate.

Q.           “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

R.           “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

S.          “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8.

T.           “GAAP” has the meaning set forth in Section 11.2(c)(ii).

U.           “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

V.           “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

W.          “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

X.           “Other Stock-Based Award” means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

Y.           “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

Z.           “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

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AA.        “Performance-Based Cash Award” means a cash Award under Article XI of this Plan that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

BB.        “Performance Goals” mean such performance goals as determined in writing by the Committee.

CC.        “Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

DD.        “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

EE.         “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

FF.         “Plan” means this Fushi Copperweld, Inc. 2007 Stock Incentive Plan, as amended from time to time.

GG.        “Reference Stock Option” has the meaning set forth in Section 7.1 of the Plan.

HH.        “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

II.           “Restriction Period” has the meaning set forth in Subsection 8.3(a) of the Plan.

JJ.         “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

KK.        “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

LL.         “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

MM.      “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

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NN.        “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

OO.       “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI of the Plan.

PP.         “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

QQ.        “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

RR.        “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

SS.         “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

TT.         “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

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UU.         “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

VV.        “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.

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Exhibit 3

QUALIFIED STOCK OPTION AGREEMENT

Under The
Fushi Copperweld, Inc. 2007 Stock Incentive Plan

AGREEMENT (“Agreement”), dated February 28, 2008 by and between Fushi Copperweld, Inc., a Nevada corporation (the “Company”), and _______________ (the “Participant”).

Preliminary Statement

The Board of Directors of the Company (the “Board”) has appointed a committee (the “Committee”) to administer the Fushi Copperweld, Inc. 2007 Stock Incentive Plan (the “Plan”), has authorized this grant of a qualified stock option (the “Option”) on February 28, 2007 (the “Grant Date”) to purchase the number of shares of the Company’s common stock, par value $.006 per share (the “Common Stock”) set forth below to the Participant, as a Eligible Employee of the Company (collectively, the Company and all Subsidiaries and Parents of the Company shall be referred to as the “Employer”).

Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. For the convenience of the Participant, capitalized terms used but not defined herein and defined in the Plan have been set forth hereto in Schedule A. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant (i) acknowledges having received and read a copy of the Plan and this Agreement, (ii) agrees to comply with the Plan, this Agreement and all applicable laws and regulations, (iii) acknowledges that the Company has not provided any tax advice to the Participant regarding the grant or future exercise of the Option or the subsequent sale or transfer of shares of Common Stock issuable hereunder, and (iv) understands that the Participant should consult with the Participant’s personal financial, accounting and tax advisors regarding the same to the extent the Participant deems necessary.

Accordingly, the parties hereto agree as follows:

1.      Grant of Option. The Company hereby grants to Optionee, an Option to purchase _________shares (“Shares”) of its Common Stock in the manner and subject to the conditions provided hereinafter. This Option is intended to qualify as an Incentive Stock Option.

2.      Vesting and Exercise.

  (a)           The Shares underlying the Option shall vest at the time of and shall have an exercise price (the “Option Exercise Price”) as set forth in Exhibit A attached hereto, which is the Fair Market Value or higher of a share of Common Stock on the Grant Date, or 110% of such Fair Market Value in the case of a Ten Percent Stockholder as provided in Code Section 422. The Option shall vest proportionately in the periods prior to each vesting date. To the extent that the Option has become vested and is exercisable as provided herein, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Sections 6.3(c) and 6.3(d) of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Option Exercise Price multiplied by the number of shares of Common Stock underlying the portion of the Option exercised. Upon expiration of the Option, the Option shall be canceled and no longer exercisable.

  (b)           (i)  At the election of the Optionee and with the approval of the Committee, all or any part of the Option that has vested and have not been earlier terminated may be exercised in lieu of making the cash payment to the Company of the aggregate Option Exercise Price by electing instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (“Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii)            For purposes of the foregoing formula:

A= the total number shares with respect to which the Option is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on the trading day immediately preceding the date of the date of receipt by the Company of the exercise representation letter attached hereto as Exhibit B (the “Exercise Representation Letter”).

C= the Option Exercise Price then in effect at the time of such exercise.

3.      Time of Exercise of Option.  Except as otherwise provided in this Agreement, any portion of the Option which has vested may be exercised; provided, however, no portion of the Option may be exercised ten years after their respective date of vesting (“Vesting Expiration Date”) and any portion of the Option that has not been exercised on or prior to the Vesting Expiration Date shall be automatically forfeited and of no further effect without any action by the Company or the Committee (a “Vesting Expiration”).

4.      Method of Exercise. All or a portion of the Option may be exercised by payment of the Option Exercise Price in cash or Cashless Exercise by the Optionee, unless another form of payment is authorized by the Committee. In the event of payment of the Option Exercise Price by check, the Option shall not be considered exercised until receipt of cleared funds by the Company upon deposit of the check.

5.      Restrictions on Exercise and Delivery. Exercise of the Option, or any portion thereof, shall be subject to the conditions set forth below as determined by the Committee in its sole and absolute discretion:

  (a)           the satisfaction of any withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Shares pursuant thereto,

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  (b)           the listing, registration, or qualification of any Shares deliverable upon such exercise is desirable or necessary, under any state or federal law, as a condition of, or in connection with, such exercise or the delivery or purchase of Shares pursuant thereto, or

  (c)           the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of any Shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Optionee shall execute such documents and take such other actions as are required by the Committee to enable it to effect or obtain such withholding, listing, registration, qualification, consent or approval. Neither the Company nor any officer or director, or member of the Committee, shall have any liability with respect to the non-issuance of any portion of the Shares on exercise or failure to sell any Shares as the result of any suspensions of exercisability imposed pursuant to this Section.

6.      Expiration of Option. Notwithstanding any other provision in this Agreement, to the extent not previously exercised, the Option (or the relevant portion thereof) shall terminate upon the first to occur of any of the following events (the “Expiration Date”):

  (a)           the dissolution or liquidation of the Company;

  (b)           the date immediately preceding the tenth (10th) anniversary of the Grant date, in the case of the Ten Percent Stockholder as provide in code Section 422;

  (c)           at the time of a breach by Optionee of any material provision of the Optionee’s Employment Agreement with the Company or any other written agreement between the Optionee and the Company; or

  (d)           any portion of the Option that terminate pursuant to a Vesting Expiration.

7.      Termination of Service. If the Optionee’s employment terminates, any portion of the Option which has vested shall expire on the earliest of the following occasions (or such later date as the Committee may determine):

  (a)           the Expiration Date;

  (b)           the date three (3) months after the termination of the Optionee’s employment for any reason other than for Cause (including Disability (as defined in Section 22(e)(3) of the Internal Revenue Code), death and retirement);

  (c)           the date of the Optionee’s termination of employment for Cause (as such term is defined in the Optionee’s Employment Agreement with the Company or, if not Employment Agreement has been executed, then as defined herein).

After the date Optionee’s employment terminates, the Optionee (or in the case of the Optionee’s death or Disability, the Optionee’s representative) may exercise all or any portion of the Option which has vested at any time before its (i) expiration under the preceding sentence or (ii) termination by operation of any of the events in paragraph 5 hereof. When the Optionee’s employment terminates, any portion of this Option which have not vested shall expire immediately without any further action by the Committee or the Company.

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8.      Assignability. This Option may not be sold, pledged, assigned or transferred (except by will or the laws of descent and distribution) unless with the written consent of the Company.

9.      Representation Letter. Upon exercise of all or any part of the Option, the Optionee will deliver to the Company the Exercise Representation Letter substantially the same as the one set forth on Exhibit B hereto, as such Exhibit may be amended by the Committee from time to time. Optionee also agrees to make such other representations as are deemed necessary or appropriate by the Company and its counsel.

10.    Rights as Shareholder. Neither Optionee nor his or her executor, administrator, heirs or legatees, shall be, or have any rights or privileges of a shareholder of the Company in respect of the Shares unless and until certificates representing such Shares shall have been issued in Optionee’s name.

11.    No Right of Employment. Neither the grant nor exercise of any Option nor anything in the Plan or this Agreement shall impose upon the Company any obligation to employ or continue to employ any Optionee. The right of the Company to terminate any employee shall not be diminished or affected because an Option has been granted to such employee.

12.    Mandatory Arbitration. In the event of any dispute between the Company and Optionee regarding this Agreement, the dispute and any issue as to the arbitrability of such dispute, shall be settled to the exclusion of a court of law, by arbitration in New York City, New York by a panel of three arbitrators (each party shall choose one arbitrator and the third shall be chosen by the two arbitrators so selected) in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The decision of a majority of the arbitrators shall be final and binding upon the parties. All costs of the arbitration and the fees of the arbitrators shall be allocated between the parties as determined by a majority of the arbitrators, it being the intention of the parties that the prevailing party in such a proceeding be made whole with respect to its expenses.

13.    The Company’s Rights. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14.    Optionee. Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Committee, to apply to the estate, personal representative, beneficiary to whom the Option or Shares may be transferred by will or by the laws of descent and distribution, or another permitted transferee, the word “Optionee” shall be deemed to include such person.

4

15.    Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to Optionee with this Agreement as Exhibit C.

16.    Section 409A Compliance. To the extent applicable, the Board or the Committee may at any time and from time to time amend, in whole or in part, any or all of the provisions of this Agreement (in a manner determined by the Board or Committee in its sole discretion) solely to comply with Section 409A of the Code and the regulations promulgated thereunder, subject to the terms and conditions of the Plan.

17.    Incentive Stock Option. Subject to the provisions of the Plan, this Option is an Incentive Stock Option. To the extent the number of Shares exceeds the limit set forth in Section 6.3 of the Plan, such Shares shall be deemed granted pursuant to a Nonqualified Stock Option. Unless otherwise indicated by the Participant in the notice of exercise, upon any exercise of this Option, the number of exercised Shares that shall be deemed to be exercised pursuant to an Incentive Stock Option shall equal the total number of Shares so exercised multiplied by a fraction, (i) the numerator of which is the number of unexercised Shares that could then be exercised pursuant to an Incentive Stock Option and (ii) the denominator of which is the then total number of unexercised Shares.

18.   Disqualifying Disposition. In the event that Common Stock acquired upon exercise of this Option is disposed of by the Participant in a “Disqualifying Disposition,” such Participant shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition. For purposes hereof, “Disqualifying Disposition” shall mean a disposition of Common Stock that is acquired upon the exercise of this Option (and that is not deemed granted pursuant to a Nonqualified Stock Option under Section 17 hereof ) prior to the expiration of either two years from the Grant Date of this Option or one year from the transfer of shares to the Participant pursuant to the exercise of this Option.

19.    Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Company, or addressed to the Committee, care of the Company to the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

20.    Binding Effect. This Agreement shall be binding upon and inure to the benefit of Optionee, his heirs and successors, and of the Company, its successors and assigns.

21.    Governing Law. This Agreement shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of laws.

22.    Descriptive Headings. Titles to Sections are solely for informational purposes.

5

 IN WITNESS WHEREOF, this Agreement is effective as of, and the date of grant shall be __________ __, 20__.

FUSHI COPPERWELD, INC.,

a Nevada corporation

By:
Its:

OPTIONEE

Print Name

EXHIBIT A

VESTING SCHEDULE AND OPTION EXERCISE PRICE

Number of Shares	Vesting Date	Exercise Price per Share

EXHIBIT B

______________, 20___

Fushi Copperweld, Inc.

Re: Stock Option Exercise

To Whom It May Concern:

I (the “Optionee”) hereby exercise my right to purchase ________ shares of common stock (the “Shares”) of Fushi Holdings, Inc., a Nevada Company (the “Company”), pursuant to, and in accordance with, an option agreement dated February 28, 2008 (the “Agreement”). As provided in such Agreement, I deliver herewith payment as set forth in the Agreement in the amount of the aggregate option exercise price. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in my name.

The Optionee hereby represents and agrees as follows:

1. The Optionee acknowledges receipt of a copy of the Agreement. The Optionee has carefully reviewed the Agreement.

2.  The Optionee is a resident of __________.

3.  The Optionee represents and agrees that if the Optionee is an “affiliate” (as defined in Rule 144 under the Securities Act of 1933) of the Company at the time the Optionee desires to sell any of the Shares, the Optionee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

The foregoing representations and warranties are given on ________ at _____________________.

___ Optionee encloses a check in the amount of $ ______________ for the payment of the aggregate amount of the Option Exercise Price.

___ Optionee elects a Cashless Exercise for __________Option Shares.

OPTIONEE:

EXHIBIT C

Fushi Copperweld 2007 Stock Incentive Plan

SCHEDULE A

The following terms used but not defined in the Agreement and defined in the Plan have been provided below for the convenience of the Participant but are qualified in their entirety by the full text of such terms in the Plan.

A.           “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

B.           “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

C.           “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

D.           “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

E.           “Board” means the Board of Directors of the Company.

F.           “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, or fraud which could cause significant economic injury to the Company; (iii) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (iv) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

G.           “Change in Control” has the meaning set forth in Section 13.2 of the Plan.

H.           “Change in Control Price” has the meaning set forth in Section 13.1 of the Plan.

I.            “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

J.            “Committee” means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” for purposes of the applicable stock exchange rules; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

K.           “Common Stock” means the common stock, $0.006 par value per share, of the Company.

L.           “Company” means Fushi Copperweld, Inc., a Nevada Corporation, and its successors by operation of law.

M.           “Consultant” means any individual or entity who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction.

N.          “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

O.           “Effective Date” means the effective date of this Plan as defined in Article XVII.

P.           “Eligible Employees” means each employee of the Company or an Affiliate.

Q.           “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

R.           “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

S.         “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8.

T.           “GAAP” has the meaning set forth in Section 11.2(c)(ii).

U.           “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

V.           “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

W.           “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

X.           “Other Stock-Based Award” means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

Y.           “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

Z.           “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

AA.        “Performance-Based Cash Award” means a cash Award under Article XI of this Plan that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

BB.        “Performance Goals” mean such performance goals as determined in writing by the Committee.

CC.        “Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

DD.        “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

EE.         “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

FF.         “Plan” means this Fushi Copperweld, Inc. 2007 Stock Incentive Plan, as amended from time to time.

GG.        “Reference Stock Option” has the meaning set forth in Section 7.1 of the Plan.

HH.        “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

II.           “Restriction Period” has the meaning set forth in Subsection 8.3(a) of the Plan.

JJ.         “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

KK.        “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

LL.         “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

MM.       “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

NN.        “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

OO.       “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI of the Plan.

PP.        “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

QQ.       “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

RR.        “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

SS.         “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

TT.         “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

UU.         “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

VV.        “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.

Fushi Copperweld, Inc.

VOTE BY INTERNET
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Fushi Copperweld, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on June 15, 2010.

Vote Your Proxy on the Internet:		***Vote Your Proxy by Mail:***
Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	**OR**	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

Please mark your votes like this **X**

1. Election of Directors: FOR ALL Nominees listed below ☐ WITHHOLD AUTHORITY to vote for all Nominees listed below ☐ WITHHOLD AUTHORITY to vote for all Nominees listed below except (see instructions below) ☐

NOMINEES:

(01) Li Fu
(02) Joseph Longever
(03) Wenbing (Christopher) Wang
(04) Barry Raeburn
(05) Feng Bai
(06) Jiping Hua
(07) John Francis Perkowski

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below. The undersigned hereby confer(s) upon the proxy discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.)

____

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

4. As recommended by the Board of Directors, or in the absence of such recommendation in their own discretion, to vote upon such other business as may properly come before said meeting or any postponement or adjournment thereof.

Please indicate by checking this box if you anticipate attending the Annual Meeting. ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ____________________ **Signature (Joint Owners)** ____________________ **Date** __________ **, 2010.**

Please date this Proxy and sign exactly as the name(s) appears on the enclosed envelope and return the signed Proxy in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 16, 2010

The Notice, Proxy Statement and Form 10-K are available at: http://www.cstproxy.com/fushicopperweld/2010.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY CARD

Fushi Copperweld, Inc.

254 Cotton Mill Road
Fayetteville, Tennessee 37334 USA

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting and 2010 Proxy Statement and hereby appoints Li Fu, attorney and proxy, with full power of substitution and resubstitution, to vote all shares of the Common Stock, par value $0.006 per share of Fushi Copperweld, Inc., a Nevada corporation (the "Company"), held of record by the undersigned at the close of business on April 26, 2010 at the annual meeting of stockholders of the Company to be held on June 16, 2010 at the Yixing International Conference Center, ZhuHai Village, Yixing City, Jiangsu, China at 9:30 a.m., local time, and at any postponement or adjournment thereof, as indicated in this Proxy, and to vote, as designated on the reverse side, all shares of Common Stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

IF THIS PROXY IS PROPERLY DATED AND EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, IN THE ABSENCE OF DIRECTION THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE MARK, SIGN, DATE AND USING THE RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE

(Continued, and to be marked, dated and signed, on the other side)